================================================================================
                                                                  Exhibit (c)(2)

                                                                    CONFIDENTIAL

[GRAPHIC]

A Presentation to:

--------------------------------------------------------------------------------
The Special Committee of Project PICTURE
--------------------------------------------------------------------------------

March 2, 2006

[LOGO WILLIAM BLAIR & COMPANY(R)]

Important Information
================================================================================

Confidential Material Presented to the Special Committee of PICTURE

The following pages contain material that was provided to the Special Committee of the Board of Directors ("Special Committee") of PICTURE (the "Company") in the context of a meeting held to consider a proposed transaction by which a purchaser group which includes Joseph J. Saker, Richard J. Saker and other members of the Saker family (the "Saker Family Group"), directly or through Saker Holdings Corp. or another entity or entities formed for the purpose ("Saker Holdings"), will acquire all or substantially all of the outstanding common stock of the Company owned by shareholders other than members of the Saker Family Group (the "Public Shareholders") ("Possible Transaction"). The accompanying material was compiled or prepared on a confidential basis for use by the Special Committee and not with a view toward public disclosure. The information utilized in preparing this presentation was obtained from the Company and public sources. Any estimates and projections for the Company contained herein have been prepared by senior management of the Company or are publicly available, or based upon such estimates and projections, and involve numerous and significant subjective determinations, which may or may not prove to be correct. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past or the future. Because this material was prepared for use in the context of an oral presentation to the Special Committee, which is familiar with the business and affairs of the Company, neither the Company nor William Blair & Company, L.L.C. ("Blair") nor any of their respective legal or financial advisors or accountants take any responsibility for the accuracy or completeness of any of the material if used by persons other than the Special Committee of the Company. Neither the Company nor Blair undertakes any obligation to update or otherwise revise the accompanying materials, except in the case that the financial terms of the Possible Transaction are modified in a manner which is beneficial to the Public Shareholders within 30 days after the date on which the fairness opinion fee is due to Blair and the Special Committee requests the opinion from Blair based on the modified Possible Transaction.

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                              1

Table of Contents
================================================================================

I.    Executive Summary

II.   PICTURE Overview

      A.    Trading History and Ownership

      B.    Financial Performance

III.  Preliminary Valuation Analysis

      A.    Comparable Company Analysis

      B.    Comparable Transaction Analysis

      C.    Discounted Cash Flow Analysis

      D.    Leveraged Transaction Analysis

      E.    M&A Premiums Analysis

IV.   Appendix

      A.    Discounted Cash Flow Analysis

      B.    WACC Analysis

      C.    Leveraged Transaction Analysis

      D.    Current Debt Calculation

      E.    Fairness Opinion Letter

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[LOGO WILLIAM BLAIR & COMPANY(R)]

================================================================================

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Executive Summary
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[LOGO WILLIAM BLAIR & COMPANY(R)]

Executive Summary

William Blair's Role
================================================================================

o William Blair & Company's ("Blair") role today is to render its opinion as to the fairness, from a financial point of view, to the owners of common stock other than the shareholders of the Saker Holdings Corp., of the consideration to be paid in the proposed merger of PICTURE.

o Blair is not and should not be construed as acting as a fiduciary of the Company or any affiliate thereof and has no duties or liabilities to the stockholders or creditors of the Company, any affiliate of the Company or any other person.

o In connection with our review of the proposed Merger and the preparation of our opinion contained herein, we have examined

      o A Tender Offer and Support Agreement in the form of a draft agreement dated February 27, 2006,

      o Certain audited historical financial statements of the Company for the three fiscal years ended October 29, 2005,

      o The Company's report on Form 10-K for the year ended October 29, 2005,

      o Certain internal business, operating and financial information and forecasts of the Company prepared by the senior management of the Company (the "Forecasts"),

      o The Purchaser's amended bank loan commitment letter provided by GMAC,

      o The sources and uses schedule for the transaction provided by management,

      o The Wakefern supply agreement and stockholders agreement including certain information related to the Company's potential Wakefern co-op withdrawal liability,

      o Financial and stock market information regarding selected public companies we deemed relevant,

      o Information regarding publicly available financial terms of certain other business combinations we deemed relevant,

      o Certain other publicly available information on the Company we deemed relevant.

      o We have also held discussions with members of senior management of the Company to discuss the foregoing and to discuss the Company's current strategic and financial position

      o We have considered other matters which we have deemed relevant to our inquiry and have taken into account such accepted financial and investment banking procedures and considerations as we have deemed relevant.

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                              2

Executive Summary

Key Assumptions Underlying Our Review and Analysis
================================================================================

      o In rendering our opinion, Blair assumed and relied, without independent verification, upon the accuracy and completeness of all the information examined by or otherwise reviewed or discussed for purposes of this opinion.

      o Blair has not made or obtained an independent valuation or appraisal of the assets, liabilities or solvency of the Company.

      o Blair has been advised by the management of the Company that the Forecasts examined have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of the Company.

      o Blair did not provide any legal advice to the Company, and the Company has acknowledged that it has relied on its own counsel for all legal determinations.

      o In rendering our opinion, Blair has assumed that the Proposed Transaction will be consummated on the terms described in the draft Tender Offer and Support Agreement, without any waiver of any material terms or conditions by the Company.

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                              3

Executive Summary

Blair's Observations
================================================================================

Operational Observations

o PICTURE competes directly with a number of national and regional supermarket chains, including A&P, Pathmark, Wegmans, Acme, Stop & Shop and Foodtown, as well as warehouse club stores and discount general merchandise stores

      o     18 of the 27 PICTURE stores have a Pathmark store within three miles

      o While there are currently many competing Wal-Mart stores in PICTURE's market, there are currently no Wal-Mart SuperCenters

o The Company's stores have average annual per store sales volume of approximately $46.2 million as of October 29, 2005

      o     During fiscal 2005, the Company's same store sales declined 1.2%

      o Below average EBITDAR margins of 4.0% versus comparable companies' median EBITDAR margin of 4.7%

o     Three of PICTURE's 27 stores, or 11%, have negative 4-Wall EBITDA

o In fiscal 2004, the Company recorded a non-cash impairment charge of $1.2 million to reduce the carrying value of leasehold improvements relating to one store. During fiscal 2005, the Company recorded a non-cash impairment of $163 thousand

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                              4

Executive Summary

Blair's Observations
================================================================================

Financial and Trading Observations

o The Company's most recent projections estimate compound annual sales growth of 2.8% from 2005-2010

      o     Average EBITDA margins during this time are projected to be 3.8%

o Management estimates that the Company spends approximately $692,000 annually associated with remaining a public company

o PICTURE maintains two under-funded defined benefit pension plans covering administrative personnel and members of a union. The minimum pension liability for these plans is recorded in "other long-term liabilities" and the related unrealized loss, net of income tax benefit, is included in accumulated other comprehensive income and represented $2.8 million at October 29, 2005

o As of October 29, 2005, the Company was contingently liable under leases assumed by third parties for $1.8 million

o PICTURE participates in a multi-employer plan, but has no intention of withdrawing

o     Low stock liquidity and trading volume

      o PICTURE's average trading volume over the last 90 days was 836 shares, or $39,000, compared to the median of the comparable companies of 33,319 shares, or $543,800

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                              5

Executive Summary

Wakefern Relationship Overview
================================================================================

o PICTURE's membership in the Wakefern cooperative enables it to benefit from group purchasing pricing that it would not enjoy independently

      o Receives annual dividend ($15.4 million in 2005) as a distribution of Wakefern profits

o The Company's relationship with Wakefern also places constraints on its operations and financial flexibility

      o Wakefern has the right of first refusal in a change of control or similar transaction

      o PICTURE must pay Wakefern a fee for all new stores (maximum $650,000 per store)

      o If any co-op member decides to withdraw from the cooperative, it must reimburse Wakefern for 10 years of profits (estimated at $330 million for PICTURE)

            - In Re: Big V Holding Corp. reinforces the validity of this provision

      o     All cooperative members must invest in and own interests in Wakefern

            - This is not a liquid investment and can only be sold to Wakefern for approximately the same amount for which the purchaser bought the stock

o Any purchaser of PICTURE planning to withdraw from Wakefern (or not allowed by Wakefern to join the coop) would owe Wakefern approximately $330 million (see next page for calculation details)

      o Adjusting any potential purchase price for this potential withdrawal liability would increase the purchase multiple paid by approximately 7.5x based on fiscal 2005 EBITDA of $43.8 million

o The Wakefern agreement requires personal guarantees of the potential withdrawal liability and other obligations

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                              6

Executive Summary

Calculation of Potential Withdrawal Liability
================================================================================

o If PICTURE withdraws from Wakefern, it is liable to Wakefern for 10 years of lost profits on its minimum purchase participation

      o     PICTURE is obligated to purchase 85% of its goods from Wakefern

            -     85% of fiscal 2005 COGS is approximately $764 million

      o In fiscal 2005, PICTURE purchased $801 million in goods from Wakefern

      o PICTURE management estimates that Wakefern's profits on these purchases are approximately 6.2%

      o Discounting a range of potential minimum purchase participation levels at assumed profits of 5.9% to 6.5% over 10 years at the current prime rate of 7.5% (discount factor from Wakefern agreement) provides a range of potential withdrawal liabilities of $308 million to $361 million

($ millions)                    Assumed Profit Contribution Factor
                       -------------------------------------------------------------
                        5.9%     6.0%     6.1%     6.2%     6.3%     6.4%     6.5%
                       -------------------------------------------------------------
    Estimated
      Minimum   $760   $307.8   $313.0   $318.2   $323.4   $328.7   $333.9   $339.1
Participation   $770   $311.8   $317.1   $322.4   $327.7   $333.0   $338.3   $343.5
                $780   $315.9   $321.2   $326.6   $331.9   $337.3   $342.7   $348.0
                $790   $319.9   $325.4   $330.8   $336.2   $341.6   $347.0   $352.5
                $800   $324.0   $329.5   $335.0   $340.5   $345.9   $351.4   $356.9
                $810   $328.0   $333.6   $339.2   $344.7   $350.3   $355.8   $361.4

      o     Saker letter estimated this liability at approximately $271 million

      o None of our valuation analyses reflect any reduction in value associated with the Wakefern agreement

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                              7

Executive Summary

Break-Up Fee Analysis
================================================================================

Break-up fees for transactions with equity values between $25 and $100 million since January 1, 2003

                                                       2003 to Present - Break-up Fee as a % of:
                                                       -----------------------------------------
                                                                Equity        Enterprise
                                      Percentile                 Value          Value
                                      ----------                ------        ----------
                                          100.0%                 11.8%          15.5%
                                           90.0%                  5.4%           5.7%
                                           80.0%                  4.6%           5.0%
                                           70.0%                  4.2%           4.5%
                                           60.0%                  3.8%           4.1%
                                           50.0%                  3.5%           3.8%
                                           40.0%                  3.3%           3.4%
                                           30.0%                  3.0%           3.0%
                                           20.0%                  2.6%           2.4%
                                           10.0%                  2.0%           1.9%
                                            0.0%                  0.7%           0.7%

                                                --------------------------------------
                                                     Mean         3.7%           3.9%
                                                --------------------------------------

PICTURE - $1.5 million break-up fee                               2.7%           0.6%

Source: M&A Desk
As of February 28, 2006

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                              8

Executive Summary

Blair's Observations
================================================================================

Limited Potential Buyer Universe

o Absent some material factors affecting the practical and financial aspects of an outright sale of PICTURE (discussed herein), we believe there would be several interested and capable buyers for PICTURE

o     However, the Wakefern agreement practically limits potential buyers:

      o     Significant withdrawal liability

      o     Approval rights to join co-op and regarding changes of control

      o     Requires personal guarantees

o Only a Wakefern cooperative member would avoid, in theory, these structural limits imposed by the Wakefern agreement

      o Only one co-op member seems to have the potential financial ability to purchase PICTURE

            - Village Super Markets, Inc. has almost $1 billion in revenue, operates 23 stores and has an equity market capitalization of $172.5 million and enterprise value of $151.0 million

            - Village has not contacted the Special Committee to express an interest in PICTURE

o If a third party purchaser bought PICTURE and planned to withdraw from Wakefern, it would have to pay Wakefern approximately $330 million, or an incremental purchase price of 7.5x EBITDA

o Sakers have stated that they will not sell to a third party. Low likelihood of third party buying minority stake

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                              9

Executive Summary

Transaction Summary
================================================================================

-------------------------   -------------------------------------------------------
          Item                                 Transaction Terms
-------------------------   -------------------------------------------------------
Transaction Structure:      o     Purchase of the remaining shares not owned by
                                  the Saker family of PICTURE's stock via a
                                  tender offer

Equity Purchase Price:      o     $53.00 per share

Implied Equity Value:       o     Approximately $55.5 million

Net Debt: (1)               o     Obligations Under Capital Leases   $142.2 million

                            o     Long-Term Debt, related party      $  4.1

                            o     Long-Term Debt                     $ 58.3

                            o     Underfunded Pension Liability      $  2.8
                                                                     ------

                                                                     $207.4 million

Implied Enterprise Value:   o     Approximately $262.9 million

Type of Consideration:      o     Cash, funded through debt with GMAC

Transaction Structure:      o     Tender offer

Other Primary Terms:        o     Share exchange vote

                            o     Minimum condition of 90%

(1)   Assumes cash and cash equivalents do not represent excess cash.

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                             10

Executive Summary

Implied Transaction Multiples
================================================================================

(Units in thousands, except per share data)

--------------------------------------------------------------------------------
                                   Offer Value
--------------------------------------------------------------------------------

Stock Price Per Share                                                 $    53.00
Diluted Shares Outstanding (1)                                         1,047,827
                                                                      ----------
Implied Equity Valuation                                              $   55,535
   Plus: Net Debt (2)                                                    207,391
                                                                      ----------
Implied Enterprise Value                                              $  262,926
                                                                      ==========
   Plus: Debt Equivalent of Operating Leases (3)                          41,328
                                                                      ----------
Implied Adjusted Enterprise Value                                     $  304,254
                                                                      ==========

--------------------------------------------------------------------------------
                                Implied Multiples
--------------------------------------------------------------------------------

Multiple of Implied Enterprise Value
--------------------------------------------------------------------------------

                                                 PICTURE      Implied
Revenue                                         Statistics    Multiple
                                                -----------   --------
   LTM October - Reported                       $ 1,215,490    0.22x

EBITDA

   LTM October - Reported                       $    43,800     6.0x

Multiple of Implied Adjusted Enterprise Value
--------------------------------------------------------------------------------

Revenue

   LTM October - Reported                       $ 1,215,490    0.25x

EBITDAR

   LTM October - Reported                       $    48,966     6.2x

Multiple of Implied Adjusted Enterprise Value
--------------------------------------------------------------------------------

Net Income

   LTM October - Reported (4)                   $     1,074    51.7x

(1)   Based on shares and options outstanding as of January 13, 2006.

(2) Reflects book value of debt plus capital lease obligations and minimum pension liability. Assumes cash and cash equivalents do not represent excess cash.

(3)   Estimated as 8.0x annual net rent expense.

(4)   Excludes after-tax impact of non-cash impairment charge.

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[LOGO WILLIAM BLAIR & COMPANY(R)]                                             11

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--------------------------------------------------------------------------------
PICTURE Overview
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[LOGO WILLIAM BLAIR & COMPANY(R)]

================================================================================

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Trading History and Ownership
--------------------------------------------------------------------------------

[LOGO WILLIAM BLAIR & COMPANY(R)]

Trading History and Ownership

PICTURE Stock Price Performance
================================================================================

PICTURE 5 Year Performance

                                  [LINE GRAPH]

   Date        Price

 2/28/2001      17.75
  3/1/2001      17.75
  3/2/2001      17.95
  3/5/2001      17.85
  3/6/2001     17.825
  3/7/2001       17.7
  3/8/2001       17.5
  3/9/2001      18.25
 3/12/2001         19
 3/13/2001         19
 3/14/2001       19.4
 3/15/2001       19.4
 3/16/2001         20
 3/19/2001       19.8
 3/20/2001     19.725
 3/21/2001     19.775
 3/22/2001      19.35
 3/23/2001     19.375
 3/26/2001      19.85
 3/27/2001       19.8
 3/28/2001       19.8
 3/29/2001       19.7
 3/30/2001       19.8
  4/2/2001       19.8
  4/3/2001       19.6
  4/4/2001       19.6
  4/5/2001     19.625
  4/6/2001       19.6
  4/9/2001         19
 4/10/2001     19.025
 4/11/2001         19
 4/12/2001         19
 4/16/2001         19
 4/17/2001      19.25
 4/18/2001      19.25
 4/19/2001      19.25
 4/20/2001       19.5
 4/23/2001       19.5
 4/24/2001      19.25
 4/25/2001      18.75
 4/26/2001      18.75
 4/27/2001      18.75
 4/30/2001      18.75
  5/1/2001      18.75
  5/2/2001      18.75
  5/3/2001     18.875
  5/4/2001       18.8
  5/7/2001       19.5
  5/8/2001         20
  5/9/2001      20.25
 5/10/2001      20.25
 5/11/2001       20.5
 5/14/2001         21
 5/15/2001      21.25
 5/16/2001      21.25
 5/17/2001       21.5
 5/18/2001       21.5
 5/21/2001      21.75
 5/22/2001      21.75
 5/23/2001      21.75
 5/24/2001       22.5
 5/25/2001         23
 5/29/2001      22.75
 5/30/2001         23
 5/31/2001      23.25
  6/1/2001       24.2
  6/4/2001       24.6
  6/5/2001     24.625
  6/6/2001     24.625
  6/7/2001       24.8
  6/8/2001      29.25
 6/11/2001      28.25
 6/12/2001      29.75
 6/13/2001      31.25
 6/14/2001       30.5
 6/15/2001         29
 6/18/2001      29.25
 6/19/2001       29.5
 6/20/2001       29.5
 6/21/2001      29.25
 6/22/2001      29.25
 6/25/2001       29.5
 6/26/2001      30.25
 6/27/2001       31.5
 6/28/2001         33
 6/29/2001      33.75
  7/2/2001       34.5
  7/3/2001      34.75
  7/5/2001         35
  7/6/2001         35
  7/9/2001      35.31
 7/10/2001      35.25
 7/11/2001      34.51
 7/12/2001       34.5
 7/13/2001         35
 7/16/2001         35
 7/17/2001         35
 7/18/2001      34.25
 7/19/2001      34.75
 7/20/2001         35
 7/23/2001      34.62
 7/24/2001       34.5
 7/25/2001       34.5
 7/26/2001     34.375
 7/27/2001       34.2
 7/30/2001      34.35
 7/31/2001       34.3
  8/1/2001       34.3
  8/2/2001       34.5
  8/3/2001       34.5
  8/6/2001       34.5
  8/7/2001       36.5
  8/8/2001       36.5
  8/9/2001         37
 8/10/2001      36.75
 8/13/2001     36.875
 8/14/2001       36.6
 8/15/2001       36.6
 8/16/2001      36.15
 8/17/2001       36.6
 8/20/2001       36.6
 8/21/2001         37
 8/22/2001         37
 8/23/2001         37
 8/24/2001         37
 8/27/2001      36.95
 8/28/2001         37
 8/29/2001      37.25
 8/30/2001         37
 8/31/2001      36.76
  9/4/2001      37.25
  9/5/2001         37
  9/6/2001       36.5
  9/7/2001         39
 9/10/2001       40.8
 9/17/2001       39.5
 9/18/2001      39.25
 9/19/2001         39
 9/20/2001      37.01
 9/21/2001      36.75
 9/24/2001      36.25
 9/25/2001     36.375
 9/26/2001      36.55
 9/27/2001      36.55
 9/28/2001      41.25
 10/1/2001      41.75
 10/2/2001      41.25
 10/3/2001      41.25
 10/4/2001     41.125
 10/5/2001      40.76
 10/8/2001       40.5
 10/9/2001       39.5
10/10/2001       39.5
10/11/2001      39.25
10/12/2001       39.1
10/15/2001         40
10/16/2001     39.875
10/17/2001     39.875
10/18/2001       40.5
10/19/2001      40.26
10/22/2001         40
10/23/2001         41
10/24/2001         41
10/25/2001         41
10/26/2001      39.75
10/29/2001      40.75
10/30/2001     40.625
10/31/2001         41
 11/1/2001      40.75
 11/2/2001      40.75
 11/5/2001      40.75
 11/6/2001      41.25
 11/7/2001       41.5
 11/8/2001       41.5
 11/9/2001         42
11/12/2001      42.25
11/13/2001         43
11/14/2001      42.74
11/15/2001       42.5
11/16/2001       42.5
11/19/2001     42.625
11/20/2001     42.625
11/21/2001     42.625
11/23/2001       42.5
11/26/2001       42.5
11/27/2001     42.625
11/28/2001      42.25
11/29/2001         42
11/30/2001     41.925
 12/3/2001       41.1
 12/4/2001       41.1
 12/5/2001      40.85
 12/6/2001       41.5
 12/7/2001       41.5
12/10/2001      41.25
12/11/2001       41.5
12/12/2001      41.76
12/13/2001     41.825
12/14/2001     41.825
12/17/2001      41.75
12/18/2001     41.625
12/19/2001         41
12/20/2001         41
12/21/2001         41
12/24/2001         41
12/26/2001         41
12/27/2001      40.75
12/28/2001      40.75
12/31/2001       40.5
  1/2/2002       39.5
  1/3/2002         39
  1/4/2002         39
  1/7/2002       38.6
  1/8/2002         39
  1/9/2002         40
 1/10/2002         40
 1/11/2002         40
 1/14/2002       40.5
 1/15/2002     40.625
 1/16/2002       40.5
 1/17/2002      40.25
 1/18/2002      40.75
 1/22/2002       40.5
 1/23/2002       40.5
 1/24/2002       40.5
 1/25/2002         39
 1/28/2002      38.55
 1/29/2002       37.9
 1/30/2002       36.5
 1/31/2002       36.5
  2/1/2002      36.25
  2/4/2002      36.25
  2/5/2002      36.25
  2/6/2002      35.25
  2/7/2002      35.25
  2/8/2002      35.25
 2/11/2002       34.5
 2/12/2002     34.625
 2/13/2002         35
 2/14/2002      35.25
 2/15/2002      35.25
 2/19/2002      35.25
 2/20/2002      35.25
 2/21/2002      35.25
 2/22/2002         35
 2/25/2002       35.5
 2/26/2002     35.505
 2/27/2002         36
 2/28/2002         36
  3/1/2002       36.7
  3/4/2002      37.25
  3/5/2002      37.75
  3/6/2002      39.25
  3/7/2002       40.2
  3/8/2002       40.5
 3/11/2002      41.25
 3/12/2002       41.5
 3/13/2002         42
 3/14/2002      43.25
 3/15/2002         44
 3/18/2002      44.25
 3/19/2002         44
 3/20/2002      43.25
 3/21/2002       44.5
 3/22/2002      44.75
 3/25/2002      46.25
 3/26/2002       45.2
 3/27/2002         45
 3/28/2002     45.025
  4/1/2002         46
  4/2/2002       46.5
  4/3/2002       46.5
  4/4/2002      47.25
  4/5/2002      46.75
  4/8/2002       46.5
  4/9/2002      46.25
 4/10/2002         46
 4/11/2002      45.75
 4/12/2002       45.5
 4/15/2002      45.75
 4/16/2002      45.75
 4/17/2002       46.5
 4/18/2002      46.75
 4/19/2002       47.5
 4/22/2002       47.5
 4/23/2002       47.5
 4/24/2002       47.5
 4/25/2002      46.75
 4/26/2002      46.75
 4/29/2002      46.75
 4/30/2002         47
  5/1/2002      47.25
  5/2/2002      47.25
  5/3/2002      47.25
  5/6/2002      47.25
  5/7/2002         47
  5/8/2002       46.5
  5/9/2002      46.25
 5/10/2002      46.25
 5/13/2002      46.25
 5/14/2002      46.25
 5/15/2002      46.25
 5/16/2002      46.25
 5/17/2002     46.125
 5/20/2002     46.125
 5/21/2002      46.25
 5/22/2002     46.125
 5/23/2002      44.75
 5/24/2002       44.7
 5/28/2002      44.45
 5/29/2002       44.2
 5/30/2002     44.225
 5/31/2002     44.225
  6/3/2002       44.2
  6/4/2002       44.2
  6/5/2002         44
  6/6/2002       43.5
  6/7/2002       43.5
 6/10/2002       43.5
 6/11/2002       43.5
 6/12/2002       43.5
 6/13/2002       43.3
 6/14/2002         42
 6/17/2002      41.76
 6/18/2002      41.75
 6/19/2002       40.7
 6/20/2002      40.45
 6/21/2002      40.53
 6/24/2002       39.9
 6/25/2002       39.9
 6/26/2002       39.9
 6/27/2002     39.825
 6/28/2002      39.65
  7/1/2002       38.9
  7/2/2002      38.65
  7/3/2002      38.65
  7/5/2002      38.65
  7/8/2002      38.75
  7/9/2002      38.75
 7/10/2002     38.625
 7/11/2002         38
 7/12/2002         38
 7/15/2002         38
 7/16/2002         38
 7/17/2002         38
 7/18/2002         38
 7/19/2002       37.5
 7/22/2002      37.12
 7/23/2002     37.125
 7/24/2002     37.125
 7/25/2002     37.125
 7/26/2002     37.125
 7/29/2002       36.9
 7/30/2002       36.9
 7/31/2002       36.9
  8/1/2002       36.9
  8/2/2002     36.825
  8/5/2002       36.9
  8/6/2002       36.9
  8/7/2002       36.9
  8/8/2002       36.9
  8/9/2002       36.9
 8/12/2002      33.25
 8/13/2002      33.25
 8/14/2002      32.75
 8/15/2002      32.75
 8/16/2002      32.75
 8/19/2002      32.75
 8/20/2002      32.75
 8/21/2002      32.75
 8/22/2002      32.75
 8/23/2002      32.75
 8/26/2002     35.625
 8/27/2002      32.75
 8/28/2002      32.75
 8/29/2002      32.75
 8/30/2002      32.75
  9/3/2002       32.5
  9/4/2002         31
  9/5/2002         30
  9/6/2002      27.75
  9/9/2002         27
 9/10/2002         25
 9/11/2002         25
 9/12/2002      24.76
 9/13/2002       26.5
 9/16/2002      27.75
 9/17/2002       28.5
 9/18/2002         30
 9/19/2002       27.5
 9/20/2002         27
 9/23/2002         27
 9/24/2002         27
 9/25/2002      28.25
 9/26/2002       28.5
 9/27/2002      28.75
 9/30/2002      29.25
 10/1/2002       29.5
 10/2/2002      29.35
 10/3/2002       29.5
 10/4/2002      28.25
 10/7/2002         27
 10/8/2002      25.25
 10/9/2002      25.25
10/10/2002      25.25
10/11/2002       25.2
10/14/2002       25.2
10/15/2002      26.55
10/16/2002       26.8
10/17/2002       26.8
10/18/2002       26.8
10/21/2002     26.795
10/22/2002       26.8
10/23/2002       26.8
10/24/2002       26.8
10/25/2002     26.795
10/28/2002       26.8
10/29/2002       26.8
10/30/2002     26.795
10/31/2002         27
 11/1/2002         27
 11/4/2002      26.75
 11/5/2002      26.75
 11/6/2002     26.745
 11/7/2002      26.75
 11/8/2002      26.75
11/11/2002      26.25
11/12/2002      27.75
11/13/2002       29.2
11/14/2002      28.85
11/15/2002         29
11/18/2002         28
11/19/2002       27.5
11/20/2002       27.5
11/21/2002       27.5
11/22/2002      27.75
11/25/2002       27.5
11/26/2002       27.5
11/27/2002       27.5
11/29/2002       27.5
 12/2/2002       27.5
 12/3/2002       27.5
 12/4/2002       27.5
 12/5/2002       27.5
 12/6/2002       27.5
 12/9/2002       27.5
12/10/2002       27.5
12/11/2002       27.5
12/12/2002      27.25
12/13/2002       27.5
12/16/2002         29
12/17/2002         29
12/18/2002      28.25
12/19/2002     27.975
12/20/2002      28.25
12/23/2002      28.25
12/24/2002      28.25
12/26/2002      28.75
12/27/2002      28.75
12/30/2002       29.2
12/31/2002      28.75
  1/2/2003      28.75
  1/3/2003      27.25
  1/6/2003      27.55
  1/7/2003     27.125
  1/8/2003     27.125
  1/9/2003     27.125
 1/10/2003      27.25
 1/13/2003     27.125
 1/14/2003     27.125
 1/15/2003     27.125
 1/16/2003       26.5
 1/17/2003      26.25
 1/21/2003       26.4
 1/22/2003         26
 1/23/2003     25.625
 1/24/2003     25.625
 1/27/2003     25.625
 1/28/2003     25.625
 1/29/2003     25.625
 1/30/2003     25.625
 1/31/2003     25.625
  2/3/2003         26
  2/4/2003     25.875
  2/5/2003     25.875
  2/6/2003      26.75
  2/7/2003      27.25
 2/10/2003     27.375
 2/11/2003      27.75
 2/12/2003      27.75
 2/13/2003      27.75
 2/14/2003      27.75
 2/18/2003       27.5
 2/19/2003       27.5
 2/20/2003       27.5
 2/21/2003         28
 2/24/2003         28
 2/25/2003     27.635
 2/26/2003      27.75
 2/27/2003      27.45
 2/28/2003     27.225
  3/3/2003     27.225
  3/4/2003     27.225
  3/5/2003      27.25
  3/6/2003      26.75
  3/7/2003     26.425
 3/10/2003      26.75
 3/11/2003      26.75
 3/12/2003      26.75
 3/13/2003      26.75
 3/14/2003      26.75
 3/17/2003      26.25
 3/18/2003      26.25
 3/19/2003      26.25
 3/20/2003      26.25
 3/21/2003      26.25
 3/24/2003      26.25
 3/25/2003      26.25
 3/26/2003      25.75
 3/27/2003      25.25
 3/28/2003      25.25
 3/31/2003      25.25
  4/1/2003      25.25
  4/2/2003      25.25
  4/3/2003         25
  4/4/2003      24.75
  4/7/2003      25.25
  4/8/2003      24.75
  4/9/2003       24.5
 4/10/2003      24.75
 4/11/2003      24.44
 4/14/2003     24.875
 4/15/2003     24.875
 4/16/2003      24.44
 4/17/2003     24.875
 4/21/2003     24.905
 4/22/2003     24.905
 4/23/2003     24.905
 4/24/2003     24.905
 4/25/2003     24.905
 4/28/2003     24.905
 4/29/2003      24.06
 4/30/2003         24
  5/1/2003         24
  5/2/2003         24
  5/5/2003      24.33
  5/6/2003      27.05
  5/7/2003      26.75
  5/8/2003      27.45
  5/9/2003       26.9
 5/12/2003      27.45
 5/13/2003     26.975
 5/14/2003      27.48
 5/15/2003         27
 5/16/2003         27
 5/19/2003      26.95
 5/20/2003         27
 5/21/2003      26.75
 5/22/2003      27.01
 5/23/2003      27.01
 5/27/2003      27.01
 5/28/2003      27.01
 5/29/2003      27.01
 5/30/2003         26
  6/2/2003         26
  6/3/2003         26
  6/4/2003         26
  6/5/2003         26
  6/6/2003       25.5
  6/9/2003         26
 6/10/2003         26
 6/11/2003         26
 6/12/2003         26
 6/13/2003       25.5
 6/16/2003         26
 6/17/2003         26
 6/18/2003         26
 6/19/2003         26
 6/20/2003         26
 6/23/2003         26
 6/24/2003         26
 6/25/2003         26
 6/26/2003       25.5
 6/27/2003       25.5
 6/30/2003         25
  7/1/2003         25
  7/2/2003      25.25
  7/3/2003     25.255
  7/7/2003     25.255
  7/8/2003     25.255
  7/9/2003       26.5
 7/10/2003         26
 7/11/2003         27
 7/14/2003       27.5
 7/15/2003         27
 7/16/2003      26.75
 7/17/2003      26.75
 7/18/2003      26.75
 7/21/2003      26.75
 7/22/2003      26.75
 7/23/2003      26.75
 7/24/2003      26.75
 7/25/2003      26.75
 7/28/2003         26
 7/29/2003         26
 7/30/2003         26
 7/31/2003         26
  8/1/2003         26
  8/4/2003       26.5
  8/5/2003         26
  8/6/2003       25.5
  8/7/2003         26
  8/8/2003         26
 8/11/2003         26
 8/12/2003         26
 8/13/2003         26
 8/14/2003         26
 8/15/2003         26
 8/18/2003         26
 8/19/2003       25.5
 8/20/2003     25.505
 8/21/2003         26
 8/22/2003         26
 8/25/2003         26
 8/26/2003         26
 8/27/2003         26
 8/28/2003      27.25
 8/29/2003         27
  9/2/2003       28.7
  9/3/2003       27.5
  9/4/2003      26.75
  9/5/2003      26.75
  9/8/2003      26.75
  9/9/2003      26.75
 9/10/2003      26.75
 9/11/2003     26.135
 9/12/2003      26.75
 9/15/2003      26.25
 9/16/2003      25.75
 9/17/2003      26.25
 9/18/2003      25.25
 9/19/2003       25.5
 9/22/2003     25.505
 9/23/2003     25.505
 9/24/2003     25.875
 9/25/2003      26.25
 9/26/2003     25.505
 9/29/2003     25.505
 9/30/2003     25.505
 10/1/2003     25.505
 10/2/2003     25.005
 10/3/2003     25.505
 10/6/2003     25.505
 10/7/2003     25.505
 10/8/2003     26.005
 10/9/2003       23.5
10/10/2003      24.75
10/13/2003     25.025
10/14/2003     25.375
10/15/2003         25
10/16/2003       24.5
10/17/2003      24.75
10/20/2003      24.25
10/21/2003      24.75
10/22/2003     24.375
10/23/2003     24.625
10/24/2003      24.75
10/27/2003      25.25
10/28/2003      25.25
10/29/2003      25.25
10/30/2003      25.25
10/31/2003      25.25
 11/3/2003      25.25
 11/4/2003      25.25
 11/5/2003      25.25
 11/6/2003      24.75
 11/7/2003      24.75
11/10/2003      24.75
11/11/2003      24.75
11/12/2003      24.75
11/13/2003     25.375
11/14/2003      24.75
11/17/2003     24.875
11/18/2003     24.875
11/19/2003     25.375
11/20/2003     24.875
11/21/2003       24.5
11/24/2003       24.5
11/25/2003         25
11/26/2003       25.5
11/28/2003      25.75
 12/1/2003         27
 12/2/2003         29
 12/3/2003       29.5
 12/4/2003         29
 12/5/2003         29
 12/8/2003         29
 12/9/2003         28
12/10/2003       26.5
12/11/2003      27.25
12/12/2003      25.75
12/15/2003         26
12/16/2003     25.875
12/17/2003      25.25
12/18/2003         25
12/19/2003         25
12/22/2003       25.5
12/23/2003       25.5
12/24/2003       25.5
12/26/2003     25.505
12/29/2003         26
12/30/2003       27.5
12/31/2003      27.05
  1/2/2004       26.8
  1/5/2004         27
  1/6/2004       26.5
  1/7/2004       26.5
  1/8/2004       26.5
  1/9/2004       26.5
 1/12/2004         26
 1/13/2004       26.5
 1/14/2004       26.5
 1/15/2004      27.25
 1/16/2004     27.625
 1/20/2004     27.625
 1/21/2004     27.625
 1/22/2004     27.625
 1/23/2004      27.25
 1/26/2004      27.75
 1/27/2004     27.625
 1/28/2004      27.25
 1/29/2004         32
 1/30/2004         30
  2/2/2004       30.5
  2/3/2004         30
  2/4/2004       29.5
  2/5/2004     29.875
  2/6/2004      29.25
  2/9/2004      29.25
 2/10/2004      29.25
 2/11/2004      29.25
 2/12/2004      29.75
 2/13/2004      29.75
 2/17/2004      29.75
 2/18/2004      30.25
 2/19/2004      30.25
 2/20/2004       33.5
 2/23/2004         34
 2/24/2004      32.75
 2/25/2004      32.75
 2/26/2004      32.75
 2/27/2004       31.5
  3/1/2004       31.5
  3/2/2004       31.5
  3/3/2004       31.5
  3/4/2004         32
  3/5/2004         32
  3/8/2004         32
  3/9/2004         32
 3/10/2004       32.5
 3/11/2004       32.5
 3/12/2004       32.5
 3/15/2004      33.25
 3/16/2004       34.5
 3/17/2004         37
 3/18/2004       35.5
 3/19/2004      35.75
 3/22/2004      35.25
 3/23/2004      35.25
 3/24/2004       35.5
 3/25/2004       35.5
 3/26/2004         35
 3/29/2004      34.97
 3/30/2004      35.25
 3/31/2004      34.97
  4/1/2004       35.5
  4/2/2004       35.5
  4/5/2004      35.75
  4/6/2004       36.5
  4/7/2004     36.475
  4/8/2004         37
 4/12/2004         37
 4/13/2004         37
 4/14/2004      36.55
 4/15/2004       36.5
 4/16/2004       36.5
 4/19/2004       36.5
 4/20/2004       36.5
 4/21/2004       36.5
 4/22/2004       36.5
 4/23/2004      36.25
 4/26/2004         36
 4/27/2004      36.25
 4/28/2004      36.98
 4/29/2004     37.475
 4/30/2004         37
  5/3/2004       37.5
  5/4/2004         37
  5/5/2004     37.125
  5/6/2004      36.75
  5/7/2004      37.25
 5/10/2004     36.625
 5/11/2004      37.25
 5/12/2004      37.25
 5/13/2004     36.625
 5/14/2004      37.25
 5/17/2004     36.625
 5/18/2004      37.75
 5/19/2004      37.75
 5/20/2004      39.75
 5/21/2004       40.5
 5/24/2004         40
 5/25/2004       39.9
 5/26/2004       39.9
 5/27/2004       39.9
 5/28/2004      40.25
  6/1/2004         40
  6/2/2004      40.75
  6/3/2004     40.525
  6/4/2004       40.8
  6/7/2004     40.825
  6/8/2004       40.3
  6/9/2004     40.775
 6/10/2004     40.775
 6/14/2004       43.5
 6/15/2004       43.5
 6/16/2004      43.75
 6/17/2004      43.25
 6/18/2004      42.25
 6/21/2004     42.625
 6/22/2004     42.625
 6/23/2004      43.75
 6/24/2004     43.875
 6/25/2004     43.875
 6/28/2004      43.25
 6/29/2004     43.875
 6/30/2004         43
  7/1/2004       43.5
  7/2/2004      44.25
  7/6/2004      45.25
  7/7/2004     45.625
  7/8/2004      45.75
  7/9/2004     46.125
 7/12/2004      46.75
 7/13/2004         47
 7/14/2004         47
 7/15/2004       46.5
 7/16/2004         47
 7/19/2004       47.5
 7/20/2004         48
 7/21/2004         48
 7/22/2004       47.5
 7/23/2004         48
 7/26/2004         48
 7/27/2004         48
 7/28/2004         48
 7/29/2004         47
 7/30/2004         48
  8/2/2004         47
  8/3/2004       46.5
  8/4/2004     47.005
  8/5/2004         47
  8/6/2004       46.5
  8/9/2004       46.5
 8/10/2004         47
 8/11/2004         47
 8/12/2004         47
 8/13/2004         47
 8/16/2004         47
 8/17/2004         47
 8/18/2004         47
 8/19/2004       46.5
 8/20/2004     46.885
 8/23/2004     46.885
 8/24/2004         47
 8/25/2004     46.825
 8/26/2004         47
 8/27/2004         47
 8/30/2004     46.825
 8/31/2004     47.075
  9/1/2004         47
  9/2/2004       47.5
  9/3/2004     47.275
  9/7/2004         47
  9/8/2004       46.5
  9/9/2004       46.5
 9/10/2004       46.5
 9/13/2004         47
 9/14/2004         46
 9/15/2004       46.5
 9/16/2004         42
 9/17/2004       38.5
 9/20/2004       38.5
 9/21/2004       38.5
 9/22/2004         37
 9/23/2004         37
 9/24/2004         37
 9/27/2004         36
 9/28/2004         38
 9/29/2004       37.5
 9/30/2004       37.5
 10/1/2004       37.5
 10/4/2004       37.5
 10/5/2004       37.5
 10/6/2004       37.5
 10/7/2004       37.5
 10/8/2004       37.5
10/11/2004       37.5
10/12/2004       37.5
10/13/2004       37.5
10/14/2004       37.5
10/15/2004       37.5
10/18/2004       37.5
10/19/2004         37
10/20/2004         37
10/21/2004         37
10/22/2004         37
10/25/2004         37
10/26/2004         37
10/27/2004         37
10/28/2004         37
10/29/2004         37
 11/1/2004         37
 11/2/2004       37.5
 11/3/2004         37
 11/4/2004         37
 11/5/2004         37
 11/8/2004         37
 11/9/2004         37
11/10/2004         37
11/11/2004         37
11/12/2004      37.05
11/15/2004         37
11/16/2004     37.075
11/17/2004      37.05
11/18/2004      37.05
11/19/2004      37.05
11/22/2004       37.5
11/23/2004      39.25
11/24/2004      40.75
11/26/2004      40.75
11/29/2004       40.5
11/30/2004       40.5
 12/1/2004       40.5
 12/2/2004     40.525
 12/3/2004       40.5
 12/6/2004       40.5
 12/7/2004      39.75
 12/8/2004      39.75
 12/9/2004      39.75
12/10/2004      39.75
12/13/2004      39.75
12/14/2004      40.12
12/15/2004      39.75
12/16/2004      40.25
12/17/2004       39.5
12/20/2004      40.75
12/21/2004      40.75
12/22/2004      40.75
12/23/2004      40.75
12/27/2004      40.75
12/28/2004       40.3
12/29/2004      40.95
12/30/2004      39.75
12/31/2004      39.75
  1/3/2005      40.25
  1/4/2005      39.75
  1/5/2005      40.25
  1/6/2005      40.25
  1/7/2005      40.25
 1/10/2005      39.75
 1/11/2005      39.75
 1/12/2005      39.75
 1/13/2005     39.875
 1/14/2005      39.75
 1/18/2005      40.75
 1/19/2005       40.5
 1/20/2005     40.625
 1/21/2005      40.75
 1/24/2005       40.5
 1/25/2005       40.5
 1/26/2005       40.5
 1/27/2005       40.5
 1/28/2005     40.525
 1/31/2005       39.5
  2/1/2005       38.5
  2/2/2005       38.5
  2/3/2005       38.5
  2/4/2005       38.5
  2/7/2005       38.5
  2/8/2005       38.5
  2/9/2005         39
 2/10/2005       39.5
 2/11/2005         39
 2/14/2005      39.25
 2/15/2005      39.25
 2/16/2005     39.625
 2/17/2005     39.625
 2/18/2005     39.625
 2/22/2005         39
 2/23/2005         39
 2/24/2005         38
 2/25/2005         38
 2/28/2005      38.25
  3/1/2005      38.75
  3/2/2005      38.75
  3/3/2005      38.75
  3/4/2005      38.75
  3/7/2005      38.75
  3/8/2005      38.75
  3/9/2005     38.875
 3/10/2005      38.75
 3/11/2005      38.75
 3/14/2005      37.75
 3/15/2005      38.25
 3/16/2005      38.25
 3/17/2005      37.75
 3/18/2005     37.255
 3/21/2005      36.25
 3/22/2005      35.25
 3/23/2005      34.75
 3/24/2005      34.75
 3/28/2005         35
 3/29/2005     34.625
 3/30/2005         35
 3/31/2005      34.89
  4/1/2005     34.625
  4/4/2005       35.2
  4/5/2005         35
  4/6/2005       34.9
  4/7/2005       34.9
  4/8/2005       34.9
 4/11/2005      34.45
 4/12/2005       34.5
 4/13/2005       34.5
 4/14/2005      34.25
 4/15/2005      34.25
 4/18/2005       34.5
 4/19/2005      34.25
 4/20/2005         34
 4/21/2005      33.75
 4/22/2005         34
 4/25/2005      33.75
 4/26/2005       33.5
 4/27/2005         34
 4/28/2005       33.5
 4/29/2005         34
  5/2/2005         34
  5/3/2005       33.5
  5/4/2005         33
  5/5/2005      32.95
  5/6/2005       32.5
  5/9/2005       32.5
 5/10/2005         32
 5/11/2005         33
 5/12/2005       32.5
 5/13/2005       32.8
 5/16/2005       32.4
 5/17/2005       32.8
 5/18/2005       33.3
 5/19/2005       33.3
 5/20/2005       32.8
 5/23/2005       32.5
 5/24/2005       32.5
 5/25/2005       32.5
 5/26/2005      31.75
 5/27/2005         32
 5/31/2005         31
  6/1/2005       31.5
  6/2/2005       31.5
  6/3/2005       31.5
  6/6/2005       31.5
  6/7/2005       31.5
  6/8/2005       31.5
  6/9/2005     33.625
 6/10/2005         32
 6/13/2005     32.125
 6/14/2005       32.5
 6/15/2005      32.25
 6/16/2005         32
 6/17/2005         32
 6/20/2005       31.5
 6/21/2005      31.54
 6/22/2005      31.54
 6/23/2005      32.25
 6/24/2005     32.065
 6/27/2005       32.5
 6/28/2005         34
 6/29/2005      34.75
 6/30/2005      35.75
  7/1/2005     35.375
  7/5/2005      34.75
  7/6/2005         35
  7/7/2005         34
  7/8/2005         35
 7/11/2005      34.75
 7/12/2005         35
 7/13/2005     34.875
 7/14/2005      34.77
 7/15/2005      34.25
 7/18/2005       34.5
 7/19/2005       34.5
 7/20/2005     34.375
 7/21/2005       34.5
 7/22/2005       34.5
 7/25/2005       34.5
 7/26/2005         34
 7/27/2005     34.375
 7/28/2005       34.3
 7/29/2005     34.525
  8/1/2005     34.525
  8/2/2005     34.525
  8/3/2005     35.125
  8/4/2005     34.525
  8/5/2005      33.75
  8/8/2005         34
  8/9/2005     34.125
 8/10/2005     34.125
 8/11/2005      32.75
 8/12/2005      32.75
 8/15/2005      32.75
 8/16/2005         33
 8/17/2005       32.5
 8/18/2005       32.5
 8/19/2005       32.5
 8/22/2005       32.5
 8/23/2005      32.25
 8/24/2005      32.25
 8/25/2005      34.25
 8/26/2005      33.75
 8/29/2005      33.75
 8/30/2005       33.5
 8/31/2005       33.5
  9/1/2005       33.5
  9/2/2005         34
  9/6/2005       34.5
  9/7/2005       33.5
  9/8/2005      34.25
  9/9/2005         34
 9/12/2005      33.65
 9/13/2005         34
 9/14/2005         34
 9/15/2005         35
 9/16/2005         35
 9/19/2005         35
 9/20/2005         35
 9/21/2005         35
 9/22/2005         35
 9/23/2005         35
 9/26/2005       34.5
 9/27/2005       34.5
 9/28/2005         36
 9/29/2005     35.875
 9/30/2005     35.875
 10/3/2005      36.75
 10/4/2005         37
 10/5/2005      36.75
 10/6/2005      36.75
 10/7/2005      36.75
10/10/2005      36.75
10/11/2005         37
10/12/2005     37.525
10/13/2005       37.5
10/14/2005       37.5
10/17/2005       37.5
10/18/2005       37.5
10/19/2005       37.5
10/20/2005       37.5
10/21/2005       37.5
10/24/2005       37.5
10/25/2005       37.5
10/26/2005       37.5
10/27/2005       37.5
10/28/2005         38
10/31/2005         39
 11/1/2005     39.525
 11/2/2005         39
 11/3/2005       38.5
 11/4/2005       38.5
 11/7/2005       38.5
 11/8/2005       38.5
 11/9/2005         39
11/10/2005         39
11/11/2005         39
11/14/2005         39
11/15/2005         39
11/16/2005         39
11/17/2005         39
11/18/2005      39.25
11/21/2005      39.25
11/22/2005      39.25
11/23/2005      38.55
11/25/2005       38.5
11/28/2005       37.5
11/29/2005       37.5
11/30/2005      37.75
 12/1/2005         37
 12/2/2005      49.02
 12/5/2005       51.5
 12/6/2005       50.5
 12/7/2005       50.5
 12/8/2005      50.05
 12/9/2005      49.05
12/12/2005       49.6
12/13/2005       49.6
12/14/2005       49.6
12/15/2005       50.1
12/16/2005       50.6
12/19/2005         53
12/20/2005         53
12/21/2005       52.5
12/22/2005         51
12/23/2005         51
12/27/2005       51.5
12/28/2005       50.5
12/29/2005       50.4
12/30/2005       50.7
  1/3/2006       50.7
  1/4/2006       50.2
  1/5/2006       49.9
  1/6/2006       51.4
  1/9/2006      51.24
 1/10/2006      51.25
 1/11/2006      51.24
 1/12/2006       51.5
 1/13/2006       50.5
 1/17/2006         51
 1/18/2006         51
 1/19/2006      50.75
 1/20/2006     50.745
 1/23/2006     50.735
 1/24/2006      50.75
 1/25/2006     50.745
 1/26/2006      50.75
 1/27/2006         51
 1/30/2006     50.745
 1/31/2006     50.745
  2/1/2006     50.745
  2/2/2006     50.745
  2/3/2006      50.99
  2/6/2006     50.745
  2/7/2006     50.745
  2/8/2006      50.99
  2/9/2006     50.745
 2/10/2006     50.745
 2/13/2006         52
 2/14/2006      51.75
 2/15/2006         52
 2/16/2006     51.975
 2/17/2006      51.99
 2/21/2006         53
 2/22/2006       53.5
 2/23/2006         53
 2/24/2006     53.625
 2/27/2006         53
 2/28/2006         53

FACTSET Research Systems as of February 28, 2006.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             12

Trading History and Ownership

PICTURE Stock Price Performance
================================================================================

Last Twelve Months

                                  [LINE GRAPH]

   Date         Price      Volume

 28-Feb-05       38.25       0
  1-Mar-05       38.75       0
  2-Mar-05       38.75       0
  3-Mar-05       38.75       0
  4-Mar-05       38.75       0
  7-Mar-05       38.75       0
  8-Mar-05       38.75       0
  9-Mar-05      38.875       0
 10-Mar-05       38.75       0
 11-Mar-05       38.75       0
 14-Mar-05       37.75       1
 15-Mar-05       38.25       1
 16-Mar-05       38.25       0
 17-Mar-05       37.75       0
 18-Mar-05      37.255       0
 21-Mar-05       36.25       0
 22-Mar-05       35.25       1
 23-Mar-05       34.75       0
 24-Mar-05       34.75       0
 28-Mar-05          35       0
 29-Mar-05      34.625       0
 30-Mar-05          35       0
 31-Mar-05       34.89       0
  1-Apr-05      34.625       0
  4-Apr-05        35.2       0
  5-Apr-05          35       0
  6-Apr-05        34.9       0
  7-Apr-05        34.9       0
  8-Apr-05        34.9       0
 11-Apr-05       34.45       0
 12-Apr-05        34.5       0
 13-Apr-05        34.5       0
 14-Apr-05       34.25       0
 15-Apr-05       34.25       0
 18-Apr-05        34.5       0
 19-Apr-05       34.25       0
 20-Apr-05          34       1
 21-Apr-05       33.75       0
 22-Apr-05          34       0
 25-Apr-05       33.75       0
 26-Apr-05        33.5       0
 27-Apr-05          34       0
 28-Apr-05        33.5       0
 29-Apr-05          34       1
  2-May-05          34       0
  3-May-05        33.5       0
  4-May-05          33       1
  5-May-05       32.95       0
  6-May-05        32.5       0
  9-May-05        32.5       0
 10-May-05          32       1
 11-May-05          33       0
 12-May-05        32.5       0
 13-May-05        32.8       0
 16-May-05        32.4       0
 17-May-05        32.8       0
 18-May-05        33.3       0
 19-May-05        33.3       0
 20-May-05        32.8       0
 23-May-05        32.5       0
 24-May-05        32.5       0
 25-May-05        32.5       0
 26-May-05       31.75       0
 27-May-05          32       0
 31-May-05          31       0
  1-Jun-05        31.5       0
  2-Jun-05        31.5       0
  3-Jun-05        31.5       0
  6-Jun-05        31.5       0
  7-Jun-05        31.5       0
  8-Jun-05        31.5       0
  9-Jun-05      33.625       0
 10-Jun-05          32       0
 13-Jun-05      32.125       0
 14-Jun-05        32.5       0
 15-Jun-05       32.25       0
 16-Jun-05          32       1
 17-Jun-05          32       1
 20-Jun-05        31.5       0
 21-Jun-05       31.54       0
 22-Jun-05       31.54       0
 23-Jun-05       32.25       0
 24-Jun-05      32.065       0
 27-Jun-05        32.5       1
 28-Jun-05          34       1
 29-Jun-05       34.75       0
 30-Jun-05       35.75       1
  1-Jul-05      35.375       0
  5-Jul-05       34.75       1
  6-Jul-05          35       1
  7-Jul-05          34       0
  8-Jul-05          35       2
 11-Jul-05       34.75       0
 12-Jul-05          35       0
 13-Jul-05      34.875       0
 14-Jul-05       34.77       0
 15-Jul-05       34.25       3
 18-Jul-05        34.5       0
 19-Jul-05        34.5       0
 20-Jul-05      34.375       0
 21-Jul-05        34.5       0
 22-Jul-05        34.5       0
 25-Jul-05        34.5       0
 26-Jul-05          34       0
 27-Jul-05      34.375       0
 28-Jul-05        34.3       1
 29-Jul-05      34.525       0
  1-Aug-05      34.525       0
  2-Aug-05      34.525       0
  3-Aug-05      35.125       0
  4-Aug-05      34.525       0
  5-Aug-05       33.75       0
  8-Aug-05          34       0
  9-Aug-05      34.125       0
 10-Aug-05      34.125       0
 11-Aug-05       32.75       1
 12-Aug-05       32.75       1
 15-Aug-05       32.75       0
 16-Aug-05          33       9
 17-Aug-05        32.5       0
 18-Aug-05        32.5       0
 19-Aug-05        32.5       0
 22-Aug-05        32.5       0
 23-Aug-05       32.25       0
 24-Aug-05       32.25       0
 25-Aug-05       34.25       1
 26-Aug-05       33.75       0
 29-Aug-05       33.75       0
 30-Aug-05        33.5       0
 31-Aug-05        33.5       0
  1-Sep-05        33.5       0
  2-Sep-05          34       0
  6-Sep-05        34.5       0
  7-Sep-05        33.5       1
  8-Sep-05       34.25       0
  9-Sep-05          34       1
 12-Sep-05       33.65       0
 13-Sep-05          34       0
 14-Sep-05          34       0
 15-Sep-05          35       0
 16-Sep-05          35       0
 19-Sep-05          35       0
 20-Sep-05          35       0
 21-Sep-05          35       0
 22-Sep-05          35       0
 23-Sep-05          35       0
 26-Sep-05        34.5       0
 27-Sep-05        34.5       0
 28-Sep-05          36       0
 29-Sep-05      35.875       0
 30-Sep-05      35.875       0
  3-Oct-05       36.75       3
  4-Oct-05          37       0
  5-Oct-05       36.75       0
  6-Oct-05       36.75       0
  7-Oct-05       36.75       0
 10-Oct-05       36.75       0
 11-Oct-05          37       0
 12-Oct-05      37.525       0
 13-Oct-05        37.5       0
 14-Oct-05        37.5       0
 17-Oct-05        37.5       0
 18-Oct-05        37.5       0
 19-Oct-05        37.5       0
 20-Oct-05        37.5       0
 21-Oct-05        37.5       0
 24-Oct-05        37.5       0
 25-Oct-05        37.5       0
 26-Oct-05        37.5       0
 27-Oct-05        37.5       0
 28-Oct-05          38       0
 31-Oct-05          39       0
  1-Nov-05      39.525       0
  2-Nov-05          39       0
  3-Nov-05        38.5       0
  4-Nov-05        38.5       0
  7-Nov-05        38.5       0
  8-Nov-05        38.5       0
  9-Nov-05          39       0
 10-Nov-05          39       0
 11-Nov-05          39       0
 14-Nov-05          39       0
 15-Nov-05          39       0
 16-Nov-05          39       0
 17-Nov-05          39       0
 18-Nov-05       39.25       0
 21-Nov-05       39.25       0
 22-Nov-05       39.25       0
 23-Nov-05       38.55       1
 25-Nov-05        38.5       1
 28-Nov-05        37.5       2
 29-Nov-05        37.5       0
 30-Nov-05       37.75       0
  1-Dec-05          37       0
  2-Dec-05       49.02       6
  5-Dec-05        51.5       7
  6-Dec-05        50.5       2
  7-Dec-05        50.5       1
  8-Dec-05       50.05       0
  9-Dec-05       49.05       1
 12-Dec-05        49.6       0
 13-Dec-05        49.6       0
 14-Dec-05        49.6       0
 15-Dec-05        50.1       0
 16-Dec-05        50.6       0
 19-Dec-05          53       1
 20-Dec-05          53       0
 21-Dec-05        52.5       0
 22-Dec-05          51       1
 23-Dec-05          51       0
 27-Dec-05        51.5       2
 28-Dec-05        50.5       0
 29-Dec-05        50.4       0
 30-Dec-05        50.7       0
  3-Jan-06        50.7       0
  4-Jan-06        50.2       0
  5-Jan-06        49.9       0
  6-Jan-06        51.4       0
  9-Jan-06       51.24       0
 10-Jan-06       51.25       0
 11-Jan-06       51.24       0
 12-Jan-06        51.5       0
 13-Jan-06        50.5       2
 17-Jan-06          51       5
 18-Jan-06          51      13
 19-Jan-06       50.75       0
 20-Jan-06      50.745       0
 23-Jan-06      50.735       0
 24-Jan-06       50.75       2
 25-Jan-06      50.745       0
 26-Jan-06       50.75       0
 27-Jan-06          51       0
 30-Jan-06      50.745       0
 31-Jan-06      50.745       0
  1-Feb-06      50.745       0
  2-Feb-06      50.745       0
  3-Feb-06       50.99       0
  6-Feb-06      50.745       0
  7-Feb-06      50.745       0
  8-Feb-06       50.99       0
  9-Feb-06      50.745       0
 10-Feb-06      50.745       0
 13-Feb-06          52      24
 14-Feb-06       51.75       0
 15-Feb-06          52       0
 16-Feb-06      51.975       0
 17-Feb-06       51.99       0
 21-Feb-06          53       3
 22-Feb-06        53.5       0
 23-Feb-06          53       1
 24-Feb-06      53.625       0
 27-Feb-06          53       0
 28-Feb-06          53       0

FACTSET Research Systems as of February 28, 2006.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             13

Trading History and Ownership

PICTURE Indexed Stock Price Performance
================================================================================

Last Twelve Months

                                  [LINE GRAPH]

  Date        PICTURE (+38.6%)    Comparable Companies (+12.5%)     Retail Index (+19.1%)
  2/3/2005               100                      100                            100
  2/4/2005       101.3071895              101.5536104                    101.8547845
  2/7/2005       101.3071895              100.7439157                    102.1766396
  2/8/2005       101.3071895              100.9578052                    102.3859143
  2/9/2005       101.3071895              100.9868054                    103.5969051
 2/10/2005       101.3071895              100.0719123                    103.5434085
 2/11/2005       101.3071895              98.90933464                    102.4870282
 2/14/2005       101.6339869              98.85462928                    101.3720644
 2/15/2005       101.3071895              97.54786283                    101.7917811
 2/16/2005       101.3071895              97.80621654                    101.4131354
 2/17/2005       98.69281046              96.33363192                    101.5677876
 2/18/2005               100              97.29421023                    102.5513242
 2/22/2005               100              96.74651069                    102.1504125
 2/23/2005       98.69281046              98.15571394                     101.544104
 2/24/2005       97.39869281              97.37600986                    101.1285986
 2/25/2005       94.77124183              96.67410949                    100.4012869
 2/28/2005       92.15686275              95.78948611                    99.84855839
  3/1/2005        90.8496732              96.15160633                    99.13938466
  3/2/2005        90.8496732              99.21504236                    99.85289482
  3/3/2005       91.50326797               101.187031                    101.9689495
  3/4/2005       90.52287582              99.43429294                    100.8849244
  3/7/2005       91.50326797              98.21531271                    102.6007762
  3/8/2005       91.21568627              98.73060369                    102.4901555
  3/9/2005       90.52287582              98.26924599                    100.7102995
 3/10/2005       92.02614379              98.05708088                    101.6223266
 3/11/2005       91.50326797              98.21338953                    102.2875523
 3/14/2005       91.24183007               98.9994506                    101.9290876
 3/15/2005       91.24183007              99.29313377                    101.8514071
 3/16/2005       91.24183007              99.48227198                      100.50582
 3/17/2005       90.06535948              98.74801931                    99.94124966
 3/18/2005       90.19607843              99.17363359                    101.1893087
 3/21/2005       90.19607843              100.0605261                    99.75048827
 3/22/2005       89.54248366              98.61867871                    98.12311636
 3/23/2005       89.54248366               98.7937103                    95.98408696
 3/24/2005       90.19607843              99.94372781                    98.25041571
 3/28/2005       89.54248366               99.8706713                    99.47020453
 3/29/2005       88.88888889              99.13344321                    97.09775823
 3/30/2005       88.23529412              100.1159936                    99.28311243
 3/31/2005       88.88888889              102.4918176                    97.12081638
  4/1/2005       88.23529412              103.1574637                    98.41069698
  4/4/2005       87.58169935              103.1011485                    97.81614688
  4/5/2005       88.88888889              102.6991081                    98.39585303
  4/6/2005       87.58169935              99.78115471                     96.6812104
  4/7/2005       88.88888889              101.2809991                    96.35260044
  4/8/2005       88.88888889              102.2050722                    97.84495915
 4/11/2005       87.58169935              101.5321163                    97.87468874
 4/12/2005        86.2745098              103.2133715                    99.00524708
 4/13/2005       86.14379085              102.4312732                     99.9230283
 4/14/2005       84.96732026              102.5893214                    99.90835114
 4/15/2005       84.96732026              104.5582537                    101.0938238
 4/18/2005       83.66013072              104.1769998                    100.1737909
 4/19/2005        86.2745098              103.7994426                    100.6770257
 4/20/2005       84.96732026              102.6391864                    99.11937035
 4/21/2005       85.75163399              103.9647941                    98.16743972
 4/22/2005       84.70588235              103.8017316                    100.7908571
 4/25/2005       85.75163399              104.3926292                    101.3549688
 4/26/2005       87.05882353              105.6187236                    102.8269379
 4/27/2005       87.05882353              106.2090039                     104.722585
 4/28/2005       85.75163399              106.3041911                    104.7023205
 4/29/2005       84.96732026              106.7712062                    105.7232171
  5/2/2005       84.96732026              106.8583772                     105.681604
  5/3/2005       84.96732026              107.0448656                    104.3162528
  5/4/2005       83.00653595              106.6095624                    105.8078193
  5/5/2005       83.66013072              107.1398263                    106.7968598
  5/6/2005       81.04575163              107.6989863                    106.3040491
  5/9/2005       82.35294118              107.5556637                     107.714641
 5/10/2005       82.35294118              106.6554794                    108.7666015
 5/11/2005       82.35294118              106.1462538                    107.9289192
 5/12/2005       82.35294118              106.7002166                    109.0636472
 5/13/2005       82.35294118              106.9022054                    110.1220706
 5/16/2005       82.35294118              106.8758859                    108.7320768
 5/17/2005       87.90849673              107.6023692                    110.0521873
 5/18/2005       83.66013072              108.1895313                    110.5585494
 5/19/2005        83.9869281              109.0822108                    110.9724703
 5/20/2005       84.96732026              109.5447131                    112.4060787
 5/23/2005       84.31372549              110.7424974                    112.7613327
 5/24/2005       83.66013072               110.632076                    113.2816631
 5/25/2005       83.66013072               111.092739                    111.9937422
 5/26/2005       82.35294118               111.552069                    111.9764382
 5/27/2005       82.45751634              112.7064308                    111.7905552
 5/31/2005       82.45751634              112.4893736                    111.9205649
  6/1/2005       84.31372549              111.6227209                    110.1542603
  6/2/2005       83.83006536              111.2192421                    107.7638428
  6/3/2005       84.96732026              113.2263729                     108.551948
  6/6/2005       88.88888889              115.5314488                     110.921267
  6/7/2005        90.8496732              115.2697861                    110.8006391
  6/8/2005       93.46405229              115.0969854                    110.2705101
  6/9/2005       92.48366013               114.600078                    110.6939378
 6/10/2005        90.8496732              116.3368071                    113.3117262
 6/13/2005       91.50326797              117.0167944                    112.4133756
 6/14/2005       88.88888889              117.7731796                    112.4288033
 6/15/2005       91.50326797              119.9730267                    114.1161764
 6/16/2005        90.8496732              120.7284536                    115.8076775
 6/17/2005       91.50326797              119.7883594                    115.6890927
 6/20/2005       91.17647059              117.9130719                    114.4443277
 6/21/2005       90.90196078              118.9565423                    113.5239196
 6/22/2005       89.54248366              118.8450123                    113.7181835
 6/23/2005       90.19607843              119.9473254                    113.4105886
 6/24/2005       90.19607843              121.8375412                    114.7568011
 6/27/2005       89.86928105               124.882245                    115.5012084
 6/28/2005       90.19607843              119.9079467                    113.5280059
 6/29/2005       90.19607843              121.2319367                    115.1073017
 6/30/2005       90.19607843              119.0908325                    114.0138949
  7/1/2005       88.88888889               122.477965                    114.2872571
  7/5/2005       89.86928105              122.5656251                    115.4435421
  7/6/2005       89.67320261              123.9673074                     117.314213
  7/7/2005       90.26143791              124.0190768                    115.7143191
  7/8/2005       90.26143791              123.0180961                    115.5348991
 7/11/2005       90.26143791              124.3578919                    116.0955083
 7/12/2005       91.83006536              123.4390954                    114.6520596
 7/13/2005       90.26143791              120.6317097                    111.7476079
 7/14/2005       88.23529412               117.893292                     109.821022
 7/15/2005       88.88888889              116.9550295                    109.2245539
 7/18/2005       89.21568627              117.5332639                    110.1115631
 7/19/2005       89.21568627              118.3593499                    110.5846931
 7/20/2005       85.62091503              117.9450282                    111.0502343
 7/21/2005       85.62091503              116.9641983                    110.0040696
 7/22/2005       85.62091503              118.7006284                    110.4923354
 7/25/2005        86.2745098              116.0081437                    106.9969612
 7/26/2005       84.96732026              115.6038384                    107.3245704
 7/27/2005       84.96732026              115.4514725                    107.2075701
 7/28/2005       84.96732026              115.9787821                    107.1540735
 7/29/2005       84.96732026              116.8764869                    108.1007504
  8/1/2005       84.31372549              114.9102074                    107.2139913
  8/2/2005       84.31372549              115.3689501                    106.8050323
  8/3/2005       89.54248366              116.0837058                    107.1173389
  8/4/2005       88.23529412              114.8920549                    105.8169925
  8/5/2005       88.23529412              115.1457915                    106.1576527
  8/8/2005       87.58169935              113.7460669                    105.2127271
  8/9/2005       87.58169935              114.6354905                    106.5513509
 8/10/2005       87.58169935              114.9093593                    104.2939035
 8/11/2005       88.88888889              114.9264154                     103.633598
 8/12/2005       90.19607843              114.6359403                    106.7880201
 8/15/2005       87.58169935              115.9811378                    107.5591131
 8/16/2005       89.54248366              116.9514907                    106.1313422
 8/17/2005       88.88888889              118.4317214                    107.1364359
 8/18/2005       87.97385621              117.9285049                    107.7672202
 8/19/2005       88.88888889              116.2283965                    106.4620787
 8/22/2005       88.88888889              115.4547153                     106.331402
 8/23/2005       91.50326797              115.7863681                    105.5018922
 8/24/2005       91.50326797              115.5513743                    106.0762195
 8/25/2005       91.50326797              114.9767086                    105.4286732
 8/26/2005       91.50326797              114.1788364                    102.5911026
 8/29/2005       91.50326797              112.1872457                    99.35528903
 8/30/2005       91.50326797              112.7170529                    101.1359372
 8/31/2005       91.50326797              114.5462254                    102.4271938
  9/1/2005       90.19607843              115.7886077                    103.5876485
  9/2/2005       90.19607843              116.4540052                    102.6809169
  9/6/2005       94.11764706              116.0287977                    101.3962066
  9/7/2005       93.79084967              116.0703387                    102.0028487
  9/8/2005       93.79084967              116.4148743                    101.8028724
  9/9/2005       96.07843137              116.2129744                    102.2801303
 9/12/2005       96.73202614              115.7030421                    101.5699559
 9/13/2005       96.07843137              112.9458019                    99.62790062
 9/14/2005       96.07843137              112.8999108                    101.0204796
 9/15/2005       96.07843137              113.2944247                    101.2930078
 9/16/2005       96.07843137              112.6077568                    100.3115144
 9/19/2005       96.73202614              111.0408595                    99.46311613
 9/20/2005       98.10457516              109.9994308                    97.17639779
 9/21/2005       98.03921569              109.9265144                    97.55112405
 9/22/2005       98.03921569              111.8457004                    99.04077249
 9/23/2005       98.03921569              112.0344094                    99.34582393
 9/26/2005       98.03921569              112.1107868                    98.48470823
 9/27/2005       98.03921569              114.6614153                    101.0597577
 9/28/2005       98.03921569              112.0633077                    100.3473734
 9/29/2005       98.03921569              110.6035418                    100.9476776
 9/30/2005       98.03921569              112.5203401                    103.0805359
 10/3/2005       98.03921569              111.0905404                    102.6164541
 10/4/2005       98.03921569              110.7283298                    101.3148568
 10/5/2005       98.03921569              108.1641578                     98.2885263
 10/6/2005       99.34640523              111.3960603                    100.4835958
 10/7/2005       101.9607843              110.7489102                    103.1854026
10/10/2005       103.3333333              112.4425723                    103.4180272
10/11/2005       101.9607843              113.3769457                    106.0743432
10/12/2005       100.6535948              112.8873182                    106.7720087
10/13/2005       100.6535948              111.5813654                    107.5944717
10/14/2005       100.6535948                111.87727                    108.5353111
10/17/2005       100.6535948              111.8724403                    106.9437981
10/18/2005       101.9607843              111.6756121                    106.8499394
10/19/2005       101.9607843              113.3964477                    108.1647128
10/20/2005       101.9607843              113.6080013                    108.3227424
10/21/2005       101.9607843              112.4234468                    107.9171191
10/24/2005       101.9607843              112.1245059                    104.9670931
10/25/2005       101.9607843              111.5601657                    106.1573191
10/26/2005       101.9607843              111.9461862                     107.311019
10/27/2005       102.6143791              112.9471146                    107.9353821
10/28/2005       102.6143791              112.5781256                      109.58748
10/31/2005       102.6143791              111.8720982                    110.4493463
 11/1/2005       100.7843137              112.6154891                    111.2887381
 11/2/2005       100.6535948              111.8885759                    111.3740491
 11/3/2005       98.03921569              111.1435888                    109.1441214
 11/4/2005       98.03921569              109.8253133                    109.4625157
 11/7/2005       98.69281046              111.0583026                    110.5854436
 11/8/2005       96.73202614              111.4225145                    111.9447071
 11/9/2005       128.1568627              110.5972891                    112.8003606
11/10/2005       134.6405229              109.6880991                    112.3491213
11/11/2005       132.0261438               111.064456                    112.7637928
11/14/2005       132.0261438              110.5862784                    112.4251757
11/15/2005       130.8496732              111.3686965                     112.367426
11/16/2005       128.2352941              111.8833609                    112.4697075
11/17/2005       129.6732026              111.3805095                    112.3421163
11/18/2005       129.6732026              111.0845723                    112.1798753
11/21/2005       129.6732026              111.0589626                    112.9907467
11/22/2005       130.9803922              110.7779996                    111.1679851
11/23/2005       132.2875817              110.3211321                    110.1660604
11/25/2005       138.5620915              109.4622647                    108.1878543
11/28/2005       138.5620915              109.8130933                    108.2444781
11/29/2005        137.254902              109.0644804                    109.5527469
11/30/2005       133.3333333              110.3500057                    109.4580542
 12/1/2005       133.3333333               109.554108                    109.9436931
 12/2/2005       134.6405229              109.0606295                    108.7915776
 12/5/2005       132.0261438              109.4274184                    110.3747513
 12/6/2005       131.7647059              109.1604348                     110.286188
 12/7/2005       132.5490196              108.9053158                    109.4415424
 12/8/2005       132.5490196              110.4705433                    110.4706532
 12/9/2005       131.2418301              111.2927265                    109.5856454
12/12/2005       130.4575163              112.8012777                    110.9362361
12/13/2005        134.379085              112.7278067                    110.8809882
12/14/2005       133.9607843               113.288622                    113.1689575
12/15/2005       133.9869281              112.3903213                    113.8524045
12/16/2005       133.9607843              112.4739853                    113.0070083
12/19/2005       134.6405229              111.5759297                    112.1729537
12/20/2005       132.0261438              111.1347413                    111.7991864
12/21/2005       133.3333333              110.6953829                    110.0379688
12/22/2005       133.3333333               110.453714                    110.1579296
12/23/2005       132.6797386              111.3537962                    110.7162871
12/27/2005       132.6666667              110.0132871                     109.264791
12/28/2005       132.6405229              110.0764248                    109.4546768
12/29/2005       132.6797386              111.5255318                    111.6198916
12/30/2005       132.6666667              111.6982525                    112.3996574
  1/3/2006       132.6797386              112.1179956                    114.3587665
  1/4/2006       133.3333333              112.9672907                    114.9554848
  1/5/2006       132.6666667              112.4548725                    114.7257789
  1/6/2006       132.6666667              112.5114707                    114.9983071
  1/9/2006       132.6666667              112.9483336                    115.9067483
 1/10/2006       132.6666667              111.3912763                    116.5708482
 1/11/2006       133.3071895              111.6642299                    116.5266499
 1/12/2006       132.6666667              111.5075988                    116.9871041
 1/13/2006       132.6666667              110.2741455                    115.7436317
 1/17/2006       133.3071895               110.374628                    115.6795442
 1/18/2006       132.6666667              110.4114109                     115.046133
 1/19/2006       132.6666667              110.2958828                    114.9725804
 1/20/2006       135.9477124              109.2153025                    114.6143659
 1/23/2006       135.2941176              110.0759365                    116.4317487
 1/24/2006       135.9477124              111.5957256                    117.6213493
 1/25/2006       135.8823529              111.3783778                    117.6538725
 1/26/2006       135.9215686              111.4692508                    116.9492854
 1/27/2006       138.5620915              111.0322379                    116.2000831
 1/30/2006        139.869281              112.8322893                    117.6997803
 1/31/2006       138.5620915              112.9681729                     118.347827
  2/1/2006       140.1960784              112.5692954                    118.2594305
  2/2/2006       138.5620915              113.2177775                    119.1191702
  2/3/2006       138.5620915              112.5395923                    119.1191702

Comparable Companies Index includes: ARDNA, FRSH, IMTKA, MARSA, NAFC, PTMK, RDK, SPTN and VLGEA.

Retail Index is the S&P Small-Cap Retailing Index.

Source: FACTSET Research Systems as of February 28, 2006.
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             14

Trading History and Ownership

Average Daily Trading Volume Vs. Comps
================================================================================

Last 90 Trading Days

($ in thousands)

                                 Average          Average
                              Daily Trading     Total Dollar
                                 Volume            Volume
                              -------------     ------------
Arden Group Inc.                   1,665        $      142.7
Fresh Brands Inc.                 12,918                88.4
Ingles Markets Inc.               33,319               543.8
Marsh Supermarkets Inc.            6,358                61.3
Nash Finch & Co.                 243,370             7,055.3
Pathmark Stores Inc.             329,062             3,415.7
Ruddick Corp.                    213,099             4,647.7
Spartan Stores Inc.               95,393             1,018.8
Village Super Market Inc.          1,508                87.3
------------------------------------------------------------
Median                            33,319        $      543.8
------------------------------------------------------------

PICTURE                              836        $       39.0

Source: FACTSet Research Systems as of February 28, 2006.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             15

Trading History and Ownership

Historical Trading Activity
================================================================================

Last 90 Trading Days

o Total of 75,200 shares traded (average volume of 826 shares; zero shares traded 60.0% of the days)

o     Approximately 86% of those shares closed at an average price below $53.00

o     Only 10,800 shares have traded above $53.00

                                   [BAR CHART]

Price Per Share       Percent of Days Closed (%)

$37.00 - $38.00                 12.22
$38.00 - $39.00                  8.89
$39.00 - $40.00                 13.33
$40.00 - $41.00                     0
$41.00 - $42.00                     0
$42.00 - $43.00                     0
$43.00 - $44.00                     0
$44.00 - $45.00                     0
$45.00 - $46.00                     0
$46.00 - $47.00                     0
$47.00 - $48.00                     0
$48.00 - $49.00                     0
$49.00 - $50.00                  5.56
$50.00 - $51.00                 28.89
$51.00 - $52.00                 16.67
$52.00 - $53.00                  6.67
$53.00 and greater               7.78

Source: FACTSet Research Systems as of February 28, 2006.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             16

Trading History and Ownership

Historical Trading Activity
================================================================================

Last Twelve Months

o     Total of 113,200 shares traded (average volume of 447)

o     Approximately 90% of those shares closed at an average price below $53.00

                                  [BAR CHART]

Price Per Share              Percent of Days Closed(%)

$31.00 - $33.00                         16.6
$33.00 - $35.00                        28.46
$35.00 - $37.00                        10.67
$37.00 - $39.00                         16.6
$39.00 - $41.00                         4.74
$41.00 - $43.00                            0
$43.00 - $45.00                            0
$45.00 - $47.00                            0
$47.00 - $49.00                            0
$49.00 - $51.00                        12.25
$51.00 - $53.00                          8.3
$53.00 and greater                      2.37

Source: FACTSet Research Systems as of February 28, 2006.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             17

Trading History and Ownership

Saker Holdings Ownership
================================================================================

                                                              Less
                                            Amount      Jointly Reported                  Net
                                         Beneficially       Holdings          Net      Ownership
                                             Owned         & Options       Ownership       %
                                         ------------   ----------------   ---------   ---------
Joseph J. Saker                            220,597          (40,000)        180,597      18.3%
Richard J. Saker                           244,303         (129,260)        115,043      11.6%
Joseph J. Saker, Jr.                       118,095          (85,000)         33,095       3.3%
Thomas A. Saker                            125,041          (85,000)         40,041       4.1%
Gloria Saker                                13,378                           13,378       1.4%
Nadine Saker Mockler                        17,454                           17,454       1.8%
Denise Saker Marder                         21,754                           21,754       2.2%
Joseph Saker Family Partnership, L.P.       85,000                           85,000       8.6%
Richard James Saker                          1,235                            1,235       0.1%

------------------------------------------------------------------------------------------------
Total                                                                       507,597      51.4%
------------------------------------------------------------------------------------------------

Source:: Schedule 13D dated December 1, 2005 and PICTURE management

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             18

Trading History and Ownership

PICTURE Common Stock Ownership
================================================================================

                                                  Shares   % of Total    Total Shares    % of Total
                                                  Owned    Outstanding    and Options   Outstanding
                                                 -------   -----------   ------------   -----------
Insiders and 13-G Filers (1)
----------------------------
Joseph J. Saker                                  180,597         18.3%        220,597         22.3%
Arthur N. Abbey                                  118,400         12.0%        118,400         12.0%
Richard J. Saker                                 115,043         11.6%        157,543         15.9%
The Saker Family Corp.                            85,000          8.6%         85,000          8.6%
Thomas A. Saker                                   40,041          4.1%         40,041          4.1%
Joseph J. Saker Jr.                               33,095          3.3%         33,095          3.3%
Denise Saker Marder                               21,754          2.2%         21,754          2.2%
Nadine Saker Mockler                              17,454          1.8%         17,454          1.8%
Charles T. Parton                                  2,000          0.2%          3,000          0.3%
Albert A. Zager                                    1,500          0.2%          2,500          0.3%
Richard James Saker                                1,235          0.1%
Robert H. Hutchins                                 1,000          0.1%          1,000          0.1%
Emory A. Altobelli                                    25          0.0%            775          0.1%
Carl L. Montanaro                                     15          0.0%            515          0.1%
Robert V. Spires                                       -          0.0%          1,000          0.1%
Other Insiders                                         -          0.0%          8,750          0.9%
                                                 =======   ==========    ============   ==========
   Total                                         617,159         62.5%        711,424         72.0%

Institutional Owners (1)
----------------------------------------------
Dimensional Fund Advisors, Inc.                   64,750          6.6%         64,750          6.0%
Trellus Management Co. LLC                        51,300          5.2%         51,300          4.7%
I. A. Michael Investment Counsel Ltd.             36,600          3.7%         36,600          3.4%
River Road Asset Management LLC                   29,450          3.0%         29,450          2.7%
AXA Rosenberg Investment Management LLC           15,970          1.6%         15,970          1.5%
Mellon Bank Asset Mgmt. (Mellon Capital Mgmt.)     9,016          0.9%          9,016          0.8%
   Other Institutional Investors                   8,028          0.8%          8,028          0.7%
                                                 =======   ==========    ============   ==========
   Total                                         215,114         21.8%        215,114         19.9%

Public Float (2)                                 155,727         15.8%        156,962          8.1%
Total                                            988,000        100.0%      1,083,500        100.0%

(1)   Source: FactSet Research Systems as of February 28, 2006.

(2) Public Float defined as total shares outstanding minus insiders and institutional investors.

--------------------------------------------------------------------------------
                               Preliminary Shares
--------------------------------------------------------------------------------

                                   [PIE CHART]

                    Insiders       Institutional       Retail
                       62%              22%              16%

--------------------------------------------------------------------------------
                                  Fully Diluted
--------------------------------------------------------------------------------

                                   [PIE CHART]

                    Insiders        Institutional      Retail
                       72%              20%               8%

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             19

================================================================================

--------------------------------------------------------------------------------
Financial Performance
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

Financial Performance

PICTURE Summary Revenue Performance
================================================================================

                                   [BAR CHART]

       Revenue          Y-O-Y Revenue Growth

2003    $1,049
2004    $1,174                 12.00%
2005    $1,215                  3.50%
2006P     1224.04475            0.70%
2007P     1257.28307            2.70%
2008P     1327.48799            5.60%
2009P     1360.67519            2.50%
2010P     1394.69207            2.50%

Number of Stores    23    25    27    27    27    28    28    28

Projected results are based on PICTURE management projections.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             20

Financial Performance

PICTURE Summary EBITDA Performance
================================================================================

                                   [BAR CHART]

                        EBITDA            EBITDA Margin
                       -------            -------------
2003                   $34.708                3.30%
2004                   $42.897                3.70%
2005                   $43.800                3.60%
2006P                  $46.649                3.80%
2007P                  $47.649                3.80%
2008P                  $51.816                3.90%
2009P                  $52.392                3.90%
2010P                  $50.898                3.60%

Projected results are based on PICTURE management projections. EBITDA calculated as operating income plus depreciation, non-cash amortization (intangibles, deferred financing costs, deferred rent escalation, and deferred compensation) and provision to value inventory at LIFO.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             21

Financial Performance

Store Level Financial Performance
================================================================================

--------------------------------------------------------------------------------
                              Average Weekly Volume
--------------------------------------------------------------------------------

                                   [PIE CHART]

           Platform
           --------
<500         11.1
500-750      14.8
750-1000     44.4
> 1000       29.6

Based on 2005 data provided by PICTURE management

--------------------------------------------------------------------------------
                             Sales Growth 2004-2005
--------------------------------------------------------------------------------

                                   [PIE CHART]

           Platform
           --------
<(5)%       21.70%
(5)%-0%     43.50%
0%-5%       26.10%
> 5%         8.70%
>=400           2

Excluding stores 500, 533, 572 & 613 due to minimal store age

--------------------------------------------------------------------------------
                                  4 Wall EBITDA
--------------------------------------------------------------------------------

                                   [PIE CHART]

           Platform
           --------
<0           11.1
0-4          22.2
4-8          48.1
8+           18.5
>=400           2

Based on 2005 data provided by PICTURE management

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             22

================================================================================

--------------------------------------------------------------------------------
Valuation Analysis
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

Valuation Analysis

Summary of Valuation Analyses
================================================================================

Blair performed several analyses to assist in the development of its draft valuation

o     Comparable Public Company Analysis

      o Trading multiple analysis based on 9 companies that Blair considered comparable to PICTURE based on the selected companies' operations and market capitalizations.

o     Comparable M&A Transactions Analysis

      o Evaluation of potential transactions that Blair might consider comparable to the proposed transaction based on the targets' operations and the transaction values.

o     Discounted Cash Flow Analysis

      o Utilized PICTURE's fiscal year 2006-2010 projections to derive free cash flows for PICTURE and discounted those cash flows, along with a terminal value based on a multiple of 2010 EBITDA. Discounted all cash flows at discount rates ranging from 10% - 14%, back to the current period.

o     Leveraged Transaction Analysis

      o Utilized PICTURE's fiscal year 2006-2010 projections. Assumed ability to finance an acquisition of PICTURE utilizing term debt, rolled existing debt and equity. Assumed PICTURE would be purchased at the end of 2010 by an independent third party. Values were derived based upon a range of expected equity returns by a financial investor.

o     M&A Premiums Paid Analysis

      o Premium analyses based on 210 domestic public transactions announced since January 1, 2003 with implied equity values between $25 million and $100 million. Also analyzed subgroups of that set (1) in which less than 50% of the target was acquired; (2) in which the target company was taken private; and (3) in which an existing shareholder acquired the remaining minority interest.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             23

================================================================================

--------------------------------------------------------------------------------
Comparable Company Analysis
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

Comparable Company Analysis

Comparable Public Company Analysis
================================================================================

Methodology & Assumptions

o In utilizing the Comparable Public Company valuation methodology, Blair reviewed the public equity markets to identify companies that we deemed relevant

      o     Identified regional supermarket operators

      o These companies face similar competitive and strategic issues as PICTURE

--------------------------------------------------------------------------------
                           Comparable Public Companies
--------------------------------------------------------------------------------

            o     Arden Group (ARDNA)

            o     Ingles Supermarkets (IMKTA)

            o     Nash Finch Company (NAFC)

            o     Ruddick (RDK)

            o     Village Supermarket (VLGEA)

            o     Fresh Brands (FRSH)

            o     Marsh Supermarkets (MARSA)

            o     Pathmark Stores (PTMK)

            o     Spartan (SPTN)

      o Blair considered but excluded the following companies due to their size of operations and other company-specific factors

            -     Great Atlantic & Pacific Tea Company (GAP)

            -     SuperValu (SVU)

            -     Winn-Dixie Stores (WIN)

            -     Albertson's

            -     Kroger

            -     Safeway

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             24

Comparable Company Analysis

Comparable Public Company Trading Analysis
================================================================================

                           Comparable Company Analysis
                            Summary Market Statistics
                              Priced as of 02/28/06
--------------------------------------------------------------------------------

                                              Stock Price
                             ----------------------------------------------------
                              Closing        52 Week          Change Since
                               Price    -----------------   ---------------------     Market     Net Debt(1)     Enterprise
                             02/28/06     Low       High    52 Wk High   1/1/06     Value (MM)   (Cash) (MM)   Value (MM)(2)
                             --------   -------   -------   ----------   --------   ----------   -----------   -------------
ARDEN GROUP INC -CL A        $ 90.85    $ 63.40   $ 96.00      (5.4%)      (0.2%)   $   307.0     ($  48.1)     $   258.9
FRESH BRANDS INC (4)            7.02       5.44      8.30     (15.4%)       2.2%         34.6         65.1          101.0
INGLES MARKETS INC             16.51      12.07     17.48      (5.5%)       5.5%        403.8        564.3          968.1
MARSH SUPERMARKETS INC          8.71       5.56     14.50     (40.0%)      (0.6%)        68.9        238.5          307.4
NASH FINCH & CO                31.00      23.99     44.06     (29.6%)      21.7%        410.0        450.9          861.0
PATHMARK STORES INC            10.06       4.48     12.30     (18.2%)       0.7%        503.8        556.0        1,059.8
RUDDICK CORP                   24.18      19.28     28.24     (14.4%)      13.6%      1,144.3        175.1        1,325.5
SPARTAN STORES INC             11.79       8.42     15.50     (23.9%)      13.1%        245.4         76.5          321.9
VILLAGE SUPER MARKET -CL A     53.31      40.00     68.00     (21.6%)     (11.5%)       172.5        (16.8)         155.7

----------------------------------------------------------------------------------------------------------------------------
Mean                         $ 28.16    $ 20.29   $ 33.82     (19.3%)       5.0%    $   365.6      $ 229.1      $   595.5
Median                         16.51      12.07     17.48     (18.2%)       2.2%        307.0        175.1          321.9
----------------------------------------------------------------------------------------------------------------------------

FOODARAMA SUPERMARKETS -
PROPOSED TRANSACTION
VALUATION (6)                  53.00    $ 30.50   $ 57.00      (7.0%)       4.5%    $   55.5      $ 207.4       $   262.9

                                             Enterprise Value(2)/   Adjusted Enterprise Value(3)/
                                             --------------------   ------------------------------
                              Adjusted                                                              P/E Ratio   Long-Term
                              Enterprise        LTM         LTM           LTM           LTM         ---------   EPS Growth
                             Value (MM)(3)   Net Sales    EBITDA       Net Sales     EBITDAR(4)        LTM         Rate
                             -------------   ---------   --------   -------------    ------------   ---------   ----------
ARDEN GROUP INC -CL A         $   314.4        0.55 x      6.9 x       0.67 x            7.1 x      16.3            NA
FRESH BRANDS INC (4)              172.5        0.17        6.0         0.28              7.0         6.9            NA
INGLES MARKETS INC              1,175.3        0.41        6.4         0.50              6.6        13.9            NA
MARSH SUPERMARKETS INC            644.3        0.17        7.9         0.36              7.9         NMF(5)       10.0%
NASH FINCH & CO                 1,197.9        0.20        6.5         0.28              6.9         9.9           7.1%
PATHMARK STORES INC             1,402.2        0.27        7.8         0.35              7.8         NMF(5)        6.5%
RUDDICK CORP                    1,876.7        0.44        6.7         0.62              7.0        16.4           7.0%
SPARTAN STORES INC                873.2        0.16        5.6         0.43              6.9       568.9          12.0%
VILLAGE SUPER MARKET -CL A        208.4        0.16        3.9         0.21              4.5        10.1            NA

--------------------------------------------------------------------------------------------------------------------------
Mean                          $   873.9        0.28 x      6.4 x       0.41 x            6.9 x      91.8 x         8.5%
Median                            873.2        0.20        6.5         0.36              7.0        13.9           7.1%
--------------------------------------------------------------------------------------------------------------------------

FOODARAMA SUPERMARKETS -
PROPOSED TRANSACTION
VALUATION (6)                 $   304.3        0.22 x      6.0 x       0.25 x            6.2 x      51.7            NA

(1) Net Debt = Market Value of Debt + Net Capital Lease Obligations - Excess Cash. Excess Cash calculated as cash amounts greater than $0.2 per store (if any).

(2) Enterprise Value = Market Capitalization + Preferred Equity + Net Debt + Minority Interest.

(3) Adjusted Enterprise Value = Enterprise Value + Debt Equivalent of Operating Leases. Debt Equivalent of Operating Leases estimated at 8x annual net rent expense.

(4)   Fresh Brands Inc. figures exclude Fin 46 cash flows.

(5)   Represent negative numbers.

(6) Statistics assume offering price of $53.00. On December 1, 2005, prior to the announcement of an indication of interest by Saker Holdings, Foodarama traded at 0.20x LTM Revenue, 5.6x LTM EBITDA, 5.9x LTM EBITDAR and 43.0x LTM net income.

Note: LTM = Latest Twelve Months, CAGR = Compound Annual Growth Rate, NA = Not
      Available, NMF = Not Meaningful.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             25

Comparable Company Analysis

Comparable Public Company Financial Metrics
================================================================================

--------------------------------------------------------------------------------
                              3 Year Net Sales CAGR
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                       Median

Arden Group                    0.09%   0.028
Fresh Brands                  0.051%   0.028
Ingles Markets                0.051%   0.028
Village Super Market          0.037%   0.028
Ruddick                        2.80%   0.028
Marsh Supermarkets             2.10%   0.028
Pathmark Stores                0.10%   0.028
Nash Finch                    -0.70%   0.028
Spartan                      -0.011    0.028

PICTURE                        8.00%

--------------------------------------------------------------------------------
                             LTM Gross Profit Margin
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                       Median

Arden Group                   45.50%    26.50%
Marsh Supermarkets            29.30%    26.50%
Ruddick Corp                  29.30%    26.50%
Pathmark Stores               28.50%    26.50%
Village Super Market          26.50%    26.50%
Ingles Markets                25.40%    26.50%
Fresh Brands                  22.30%    26.50%
Spartan Stores                18.90%    26.50%
Nash Finch & Co                9.80%    26.50%

PICTURE                       26.00%    26.10%

--------------------------------------------------------------------------------
                                LTM EBITDA Margin
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                       Median

Arden Group                    8.00%    0.034
Ruddick Corp                   6.50%    0.034
Ingles Markets                 6.50%    0.034
Village Super Market           4.00%    0.034
Pathmark Stores                3.40%    0.034
Fresh Brands                   3.20%    0.034
Nash Finch & Co                3.00%    0.034
Spartan Stores                 2.80%    0.034
Marsh Supermarkets             2.20%    0.034

PICTURE                        3.60%

--------------------------------------------------------------------------------
                               LTM EBITDAR Margin
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                       Median

Arden Group                    9.50%    4.70%
Ruddick Corp                   8.80%    4.70%
Ingles Markets                 7.60%    4.70%
Spartan Stores                 6.20%    4.70%
Village Super Market           4.70%    4.70%
Marsh Supermarkets             4.50%    4.70%
Pathmark Stores                4.50%    4.70%
Fresh Brands                   4.00%    4.70%
Nash Finch & Co                4.00%    4.70%

PICTURE                        4.00%    4.70%

Source: Public filings, PICTURE management and FACTSet Research Systems as of February 28, 2006

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             26

Comparable Company Analysis

Comparable Public Company Analysis
================================================================================

($ in thousands)

                                                            Selected Public Company Multiples
                                                 Implied    ---------------------------------
                                    Results     Multiples    Min     Mean    Median     Max
                                  -----------   ---------   -----    -----   ------   -------
Enterprise Value /
LTM October 2005 Revenue          $ 1,215,490     0.22x     0.16x    0.28x    0.20x     0.55x

Enterprise Value /
LTM October 2005 EBITDA           $    43,800      6.0x      3.9x    6.4x     6.5x      7.9x

Adjusted Enterprise Value(1) /
LTM October 2005 EBITDAR          $    48,966      6.2x      4.5x    6.9x     7.0x      7.9x

Equity Value /
LTM October 2005 Net Income(2)    $     1,074     51.7x      6.9x   91.8x    13.9x    568.9x

(1) Adjusted Enterprise Value = Enterprise Value + Debt Equivalent of Operating Leases. Debt Equivalent of Operating Leases estimated at 8.0x annual net rent expense.

(2) LTM October 2005 Net Income excludes impact of $163k impairment charge, tax affected at 40.0%

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             27

================================================================================

--------------------------------------------------------------------------------
Comparable Transaction Analysis
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

Comparable Transaction Analysis

Comparable M&A Transactions
================================================================================

o We do not believe that any recent M&A transaction in the food retailing industry is truly comparable to PICTURE due to the following factors:

      o     Different margins

      o     Different growth rates

      o     Different competitive forces

      o     Lack of relevant disclosed valuation metrics

o For instance, Shaw's turnover of approximately $5 billion and EBITDA margin of approximately 8% are significantly higher than the Company's

o Yucaipa's acquisition of Pathmark showed a transaction value of $150MM for a 40% equity stake. Implied transaction multiples were 0.23x LTM Revenue and 5.6x LTM EBITDA

                                                                                                                   Adj. Trans.
                                                                                              Trans. Value / LTM     Value /
                                                                                    Trans.    ------------------      LTM
Announcement              Seller                            Buyer                   Value       Sales     EBITDA     EBITDAR
-------------   ---------------------------   ----------------------------------   --------   --------   -------   -----------
PUBLICLY AVAILABLE TRANSACTION DATA

    1/22/2006   Albertson's                   SUPERVALU/CVS/Cerberus               $ 17,485     0.42x      7.1x        7.2x
   12/17/2005   D&W Food Centers              Spartan Stores, Inc.                       45     0.23        NA          NA
    12/6/2005   Fresh Brands, Inc.            Certified Grocers Midwest Inc.            100     0.16       5.9         7.0
    1/31/2005   BiLo/Bruno's                  Lone Star Funds                         1,300     0.26        NA          NA
   10/20/2004   Minyards Foods Stores, Inc.   Texas Acquisition Vehicle II, LLC          85     0.09       5.5          NA
    3/26/2004   Shaw's (J Sainsbury PLC)      Albertson's                             2,600     0.57       7.2          NA
    6/16/2001   Brodbeck Enterprises Inc.     Fresh Brands, Inc.                         30     0.28       6.4         6.6

                                              --------------------------------------------------------------------------------
                                              Mean                                              0.29x      6.4x        7.0
                                              Median                                            0.26       6.4         7.0

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             28

Comparable Transaction Analysis

Selected Transactions Analysis
================================================================================

($ in thousands)

                                                              Selected Comparable Transaction Multiples
                                                   Implied    -----------------------------------------
                                      Results     Multiples      Min        Mean      Median      Max
                                    -----------   ---------   ---------   --------   --------   -------
Enterprise Value /
LTM October 2005 Revenue            $ 1,215,490     0.22x        0.09x      0.29x      0.26x     0.57x

Enterprise Value /
LTM October 2005 EBITDA             $    43,800      6.0x         5.5x       6.4x       6.4x      7.2x

Adjusted Enterprise Value(1) /
LTM October 2005 EBITDAR            $    48,966      6.2x         6.6x       7.0x       7.0x      7.2x

(1) Adjusted Enterprise Value = Enterprise Value + Debt Equivalent of Operating Leases. Debt Equivalent of Operating Leases estimated at 8.0x annual net rent expense.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             29

================================================================================

--------------------------------------------------------------------------------
Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

Discounted Cash Flow Analysis

Methodology and Assumptions
================================================================================

o In order to provide an additional estimate of the enterprise value of PICTURE, Blair performed a discounted cash flow analysis of PICTURE's projected results

o The concept of a discounted cash flow analysis is to calculate the present value of a company based upon its future earnings stream and corresponding cash flows

o To account for the value of PICTURE beyond 2010 ("terminal value"), Blair assumed the Company would be purchased by an independent party for a multiple of EBITDA

o Blair calculated the weighted average cost of capital ("WACC") for PICTURE by analyzing the cost of capital for a group of public companies in the industry as well as evaluating the Company-specific risk of PICTURE (see Appendix B)

o     Discounted Cash Flow Considerations:

      o Methodology is most appropriate for companies that exhibit relatively steady or somewhat predictable streams of future cash flow

      o For a company with limited intermediate and long-term cash flow visibility the preponderance of the value can be in the terminal value, which is extremely sensitive to assumptions about the sustainable long-term growth of the company

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             30

Discounted Cash Flow Analysis

DCF Valuation Summary
================================================================================

      Parameters
--------------------------------------------------------------------------------

      o Projections for 2006 - 2010 based on information provided by PICTURE management

      o Cash flows discounted to January 1, 2006 at discount rates ranging from 10% to 14%

      o Net debt of $207.4 million, including capital leases and underfunded pension liability, plus present value of future increases in capital leases discounted at average cost of debt (10.0%)

      Results
--------------------------------------------------------------------------------

                                         Per Share Value Using Terminal Multiple
                                         ---------------------------------------
Discount                                              Exit Multiple
  Rate                                      5.5 x         6.0 x         6.5 x
                                         -----------   -----------   -----------
  10.0%                                    $ 61.88       $ 77.33      $  92.79
  11.0%                                    $ 52.01       $ 66.81      $  81.62
  12.0%                                    $ 42.61       $ 56.79      $  70.98
  13.0%                                    $ 33.65       $ 47.25      $  60.85
  14.0%                                    $ 25.11       $ 38.15      $  51.19

--------------------------------------------------------------------------------
              Equity valuation per share range of $25.11 to $92.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             31

================================================================================

--------------------------------------------------------------------------------
Leveraged Transaction Analysis
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

Leveraged Transaction Analysis

Leveraged Transaction Analysis - Methodology and Assumptions
================================================================================

      o In order to provide an additional estimate of the enterprise value of the Company, Blair performed a leveraged transaction, or buyout, analysis of the Company.

      o In a leveraged acquisition, an entity finances the purchase of a company using a significant portion of debt with the remainder of the purchase price being financed through equity capital.

      o By using the projected results for the Company and determining the likely constraints that would be placed on an entity attempting to complete a leveraged acquisition, it is possible to estimate a range of value for the Company.

      o Key forecast assumptions are the same as those used in the DCF model except that public company costs of $692,000 per year are eliminated.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             32

Leveraged Acquisition Analysis

Leveraged Transaction Analysis
================================================================================

Parameters

o     Current analysis based on GMAC financing committed to Saker Holdings

      o Scenario presented is highly unlikely for a third party to pursue due to liquidity issues

o     Capitalization:

      o Equity investment comprises 17.0% of invested capital including rolled capital leases, or 33.8% excluding rolled capital leases

      o     20% - 30% targeted returns for equity investors

o EBITDA interest coverage at 1.8x and total debt/EBITDA at 5.4x based on pro forma 2005 results

      o     Maximum leverage determined based on eligible assets

o     Assumes exit multiples of 5.5x to 6.5x EBITDA

                                         Share Price
                                  -------------------------
                     Targeted     2010 EBITDA Exit Multiple
                       IRR         5.5 x    6.0 x    6.5 x
                                  ------   ------   ------
                       20.0%      $62.66   $71.35   $80.13
                       25.0%      $55.97   $63.16   $70.30
                       30.0%      $50.72   $56.54   $62.47

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             33

================================================================================

--------------------------------------------------------------------------------
M&A Premiums Analysis
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

M&A Premiums Analysis

M&A Premiums Paid Analysis
================================================================================

Premiums for transactions with equity values between $25 and $100 million since January 1, 2003

Purchase Price per Share:           $53.00

Date                             12/2/2005

All Transactions

                        --------------------------  --------------------------------------------------------------------------------
                                      Premium at
# of Transactions: 210    Actual        $53.00                                Premiums Paid Data Percentile
Period Before            PICTURE      per share     --------------------------------------------------------------------------------
Announcement            Prices (2)  Purchase Price  Minimum   10th   20th   30th   40th   50th   60th   70th   80th   90th   Maximum
----------------------  ----------  --------------  -------  -----  -----  -----  -----  -----  -----  -----  -----  ------  -------
One Day                   $37.00         43.2%        0.8%    8.3%  12.7%  17.1%  22.3%  28.7%  36.1%  43.0%  55.5%   76.3%   204.5%
One Week                  $38.50         37.7%        1.0%    6.8%  13.5%  18.6%  23.7%  30.7%  38.2%  46.3%  58.7%   77.0%   174.6%
One Month                 $39.00         35.9%        0.2%    9.8%  16.2%  21.9%  27.7%  37.0%  44.0%  51.7%  68.2%   95.0%   352.4%

Acq. < 50% Stake

                        --------------------------  --------------------------------------------------------------------------------
                                      Premium at
# of Transactions: 24     Actual        $53.00                                Premiums Paid Data Percentile
Period Before            PICTURE      per share     --------------------------------------------------------------------------------
Announcement            Prices (2)  Purchase Price  Minimum   10th   20th   30th   40th   50th   60th   70th   80th   90th   Maximum
----------------------  ----------  --------------  -------  -----  -----  -----  -----  -----  -----  -----  -----  ------  -------
One Day                   $37.00         43.2%        1.0%   10.0%  11.0%  11.1%  11.6%  14.2%  20.9%  28.7%  50.6%  108.3%   173.6%
One Week                  $38.50         37.7%        1.0%    9.8%  11.2%  12.2%  13.5%  17.2%  23.9%  29.3%  61.8%  104.2%   147.1%
One Month                 $39.00         35.9%        7.5%    8.8%  11.0%  12.6%  14.5%  17.2%  24.8%  51.1%  74.7%  111.2%   162.7%

Target Goes Private

                        --------------------------  --------------------------------------------------------------------------------
                                      Premium at
# of Transactions: 11     Actual        $53.00                                Premiums Paid Data Percentile
Period Before            PICTURE      per share     --------------------------------------------------------------------------------
Announcement            Prices (2)  Purchase Price  Minimum   10th   20th   30th   40th   50th   60th   70th   80th   90th   Maximum
----------------------  ----------  --------------  -------  -----  -----  -----  -----  -----  -----  -----  -----  ------  -------
One Day                   $37.00         43.2%        1.0%    3.3%   9.6%  11.8%  17.3%  30.9%  37.1%  52.2%  60.6%   69.5%   128.3%
One Week                  $38.50         37.7%        1.0%    5.0%   9.4%  12.5%  16.8%  23.5%  42.9%  53.9%  60.9%   75.8%   147.1%
One Month                 $39.00         35.9%        3.8%   10.5%  15.0%  18.7%  21.3%  40.0%  47.4%  59.4%  70.0%   92.3%   159.3%

(1) Includes Cash, Stock, Cash & Stock, Cash or Stock, and Assumption of Liability transactions for companies in a variety of industries.

(2)   Prices based on December 2, 2005 announcement.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             34

M&A Premiums Analysis

================================================================================

Premiums for transactions with equity values between $25 and $100 million since January 1, 2003

Purchase Price per Share:           $53.00

Date                             12/2/2005

Acq. Of Minority Interest by Previous Shareholder

                        --------------------------  --------------------------------------------------------------------------------
                                      Premium at
# of Transactions: 23     Actual        $53.00                                Premiums Paid Data Percentile
Period Before            PICTURE      per share     --------------------------------------------------------------------------------
Announcement            Prices (2)  Purchase Price  Minimum   10th   20th   30th   40th   50th   60th   70th   80th   90th   Maximum
----------------------  ----------  --------------  -------  -----  -----  -----  -----  -----  -----  -----  -----  ------  -------
One Day                   $37.00         43.2%        0.8%    3.1%   9.5%  10.9%  13.0%  15.8%  23.6%  31.3%  47.5%   66.0%   173.6%
One Week                  $38.50         37.7%        1.0%    6.3%  10.3%  12.6%  13.9%  17.0%  23.5%  32.2%  54.8%   81.6%   146.3%
One Month                 $39.00         35.9%        1.4%    7.5%   9.7%  13.9%  15.8%  21.4%  26.2%  46.8%  59.7%   94.6%   162.7%

(1) Includes Cash, Stock, Cash & Stock, Cash or Stock, and Assumption of Liability transactions for companies in a variety of industries.

(2)   Prices based on December 2, 2005 announcement.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             35

================================================================================

--------------------------------------------------------------------------------
Appendix
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

================================================================================

--------------------------------------------------------------------------------
Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

Discounted Cash Flow Analysis

DCF Model

================================================================================

Discounted Cash Flow Analysis
===============================================================================================================
($ in thousands)
---------------------------------------------------------------------------------------------------------------
Free Cash Flow Calculation
---------------------------------------------------------------------------------------------------------------
                                                 --------------------------------------------------------------
Years Ending October 31,                            2006         2007         2008         2009         2010
                                                 ----------   ----------   ----------   ----------   ----------
Revenue                                          $1,224,045   $1,257,283   $1,327,488   $1,360,675   $1,394,692
   Cost of Goods Sold                               899,886      923,709      975,199      997,457    1,021,835
                                                 ----------   ----------   ----------   ----------   ----------
Gross Profit                                        324,159      333,574      352,289      363,219      372,857
   Operating Expenses                               302,073      311,032      327,201      338,095      349,212
                                                 ----------   ----------   ----------   ----------   ----------
EBIT                                             $   22,085   $   22,542   $   25,088   $   25,124   $   23,645
   Taxes at 40%                                       8,834        9,017       10,035       10,050        9,458
                                                 ----------   ----------   ----------   ----------   ----------
EBIT After Tax                                   $   13,251   $   13,525   $   15,053   $   15,074   $   14,187

Plus: Depreciation & Amortization                $   23,563   $   24,107   $   25,728   $   26,268   $   26,254
Plus: Other Non-Cash Expenses (LIFO provision)        1,000        1,000        1,000        1,000        1,000
                                                 ----------   ----------   ----------   ----------   ----------
Tax Adjusted Unlevered Operating Cash Flow       $   37,815   $   38,632   $   41,781   $   42,342   $   41,441

Less: Capital Expenditures                            8,250       11,400       12,000        2,900        2,900
Less: Incr. (Decr.) in Working Capital                2,946        1,466        4,844        2,868          768
Less: Incr. (Decr.) in Other Assets &
   Liabilities                                            0            0            0            0            0
                                                 ----------   ----------   ----------   ----------   ----------
Free Cash Flow (FCF)                             $   26,619   $   25,766   $   24,937   $   36,574   $   37,773
                                                 ==========   ==========   ==========   ==========   ==========
Increase in Capital Leases                           $2,904   $    8,930   $   14,224   $        0   $        0
PV of increase in Capital Leases                     $2,703   $    7,558   $   10,944   $        0   $        0

------------------------------------------------------------------------------------------------------------
Discounted Cash Flow (1)
------------------------------------------------------------------------------------------------------------
            Present
Discount     Value      Present Value of Terminal Value             Present Value of
  Rate      of FCF        as a Multiple of 2010 EBITDA              Enterprise Value            Net Debt (2)
--------    --------    --------------------------------    --------------------------------    ------------
                          5.5 x       6.0 x       6.5 x       5.5 x       6.0 x       6.5 x
                        --------------------------------    --------------------------------
  10.0%     $115,381    $178,013    $194,196    $210,379    $293,394    $309,577    $325,760      $228,597
  11.0%      112,535     170,523     186,025     201,527     283,057     298,560     314,062       228,597
  12.0%      109,802     163,411     178,267     193,122     273,213     288,068     302,924       228,597
  13.0%      107,177     156,655     170,896     185,138     263,832     278,073     292,314       228,597
  14.0%      104,654     150,234     163,892     177,550     254,888     268,546     282,203       228,597

    Present Value of Equity        Present Value of Equity Per Share
--------------------------------   ---------------------------------
  5.5 x       6.0 x       6.5 x     5.5 x       6.0 x        6.5 x
--------------------------------   ---------------------------------
 $64,797     $80,980     $97,163    $61.88      $ 77.33     $ 92.79
  54,461      69,963      85,465     52.01        66.81       81.62
  44,616      59,472      74,327     42.61        56.79       70.98
  35,235      49,476      63,718     33.65        47.25       60.85
  26,291      39,949      53,607     25.11        38.15       51.19

Number of Shares Outstanding (000s):   1,047

----------
(1)  Valuation as of January 1, 2006

(2) Includes current debt plus present value of future increases in capital leases discounted at average cost of debt (10.0%)

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             36

================================================================================

--------------------------------------------------------------------------------
WACC Analysis
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

WACC Analysis

Weighted Average Cost of Capital
================================================================================

--------------------------------------------------------------------------------
                         Unlevered Beta Calculation (a)
--------------------------------------------------------------------------------

($ in thousands)
                                2-Year
                             Levered Beta               Market Value     Debt/
                             ------------      Debt      of Equity      Market    Unlevered Beta
                               Bloomberg      (000s)       (000s)       Equity       Bloomberg
                             ------------   ---------   ------------    -------   --------------
ARDNA   Arden Group                  1.04   $   1,726   $    306,982        0.6%            1.04
FRSH    Fresh Brands, Inc.           0.21      49,461         34,622      142.9%            0.11
IMKTA   Ingles Markets               0.63     544,052        403,798      134.7%            0.35
MARSA   Marsh Supermarkets           0.22     208,997         68,860      303.5%            0.08
NAFC    Nash Finch Co.               0.73     757,394        410,035      184.7%            0.35
PTMK    Pathmark Stores              1.77     610,500        503,789      121.2%            1.02
FSM     PICTURE                     (0.27)    207,391         55,535      373.4%           (0.08)
RDK     Ruddick                      1.13     163,677      1,144,347       14.3%            1.04
SPTN    Spartan                      1.26      73,411        245,408       29.9%            1.07
VLGEA   Village                     (0.29)     35,333        172,499       20.5%           (0.26)
       ------------------------------------------------------------------------------------------
        Median                       0.68   $ 185,534   $    276,195      128.0%            0.35
        Mean                         0.64     265,194        334,587      132.6%            0.47
        High                         1.77     757,394      1,144,347      373.4%            1.07
        Low                         (0.29)      1,726         34,622        0.6%           -0.26
       ------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           Cost of Equity Capital Calculation (c)                        Weighted Average Cost of Capital Calculation (d)
------------------------------------------------------------------------------------------------------------------------------------

                    Median
 Debt/    Debt/  Unleveraged  Levering   Levered    Cost of     Pre-tax Cost of Debt   9.00%   9.50%  10.00%  10.50%  11.00%  11.50%
Capital  Equity      Beta      Factor   Beta (b)  Equity (c)  After-tax Cost of Debt   5.40%   5.70%   6.00%   6.30%   6.60%   6.90%
-------  ------  -----------  --------  --------  ----------                        ------------------------------------------------
  38.0%   61.3%         0.35      1.37      0.48       18.1%                   38.0%  13.28%  13.39%  13.50%  13.62%  13.73%  13.85%
  43.0%   75.4%         0.35      1.45      0.50       18.3%                   43.0%  12.77%  12.90%  13.03%  13.16%  13.29%  13.41%
  48.0%   92.3%         0.35      1.55      0.54       18.6%    Debt/Capital   48.0%  12.26%  12.41%  12.55%  12.69%  12.84%  12.98%
  53.0%  112.8%         0.35      1.68      0.58       18.9%                   53.0%  11.76%  11.91%  12.07%  12.23%  12.39%  12.55%
  58.0%  138.1%         0.35      1.83      0.64       19.3%                   58.0%  11.25%  11.42%  11.60%  11.77%  11.94%  12.12%
  63.0%  170.3%         0.35      2.02      0.70       19.8%                   63.0%  10.74%  10.93%  11.12%  11.31%  11.50%  11.69%
  68.0%  212.5%         0.35      2.28      0.79       20.5%                   68.0%  10.23%  10.44%  10.64%  10.85%  11.05%  11.25%

--------------------------------------------------------------------------------
 Assumptions
--------------------------------------------------------------------------------
 Tax Rate                                                                 40.0%
 Risk-free rate (e)                                                       4.58%
 Market Risk Premium (f)                                                   7.6%
 Size Premium (g)                                                          9.9%

(a)   Unlevered Beta = Levered Beta / (1+((Debt/Equity)*(1-tax rate)).

(b)   Levered Beta at new capital structure = Unlevered Beta *
      (1+((Debt/Equity)*(1-tax rate)).

(c) Cost of Equity = Risk free rate + (Beta * Market risk premium) + Size Premium + Bankruptcy / Customer Concentration Premium

(d) WACC = (Debt/(Debt + Equity))(Cost of debt)(1-tax rate) + (Equity/(Debt + Equity))(Cost of Equity)

(e) Risk-free rate is the average of 10 year & 30 year US Treasury yield as of 2/6/06.

(f) As reported by Ibbotson as of 2005. The Market Risk Premium represents the Intermediate horizon expected equity risk premium. The Size Premium is the appropriate size premium based on equity market capitalization.

(g)   Premium associated with companies with market capitalization < $144MM

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             37

================================================================================

[GRAPHIC]

--------------------------------------------------------------------------------
Leveraged Transaction Analysis
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

Leveraged Transaction Analysis

Leveraged Transaction Analysis
================================================================================

Leveraged Buyout Analysis

              Cash-for-Stock Purchase - Goodwill Not Deductible For Tax Purposes

--------------------------------------------------------------------------------
($ in millions)

----------------------------------------------------------------------------------------------------------------
Sources and Uses Summary
----------------------------------------------------------------------------------------------------------------
Uses of Funds                                   Sources of Funds                      %     Int. Rate   Equity %
------------------------------------            ----------------------              -----   ---------   --------
Implied share price                    $62.66   Revolver                   $ 30.0    10.9%    9.75%
Purchase Price of Equity               $ 65.6   Term A/B Loan                65.0    23.6%   11.75%
Plus: Debt Refinanced (1)                62.4   Rolled Capital Leases       142.2    51.6%   10.00%        0.0%
Plus: Capital Leases (1)                142.2   Equity                       38.5    14.0%    0.00%       90.0%
Less: Excess cash (1)                     0.0   Mgmt Options                  0.0     0.0%    0.00%       10.0%
                                       ------                              ------   -----               ------
   Enterprise Value                     270.2      Total Sources of Funds  $275.7   100.0%               100.0%
                                                                           ======   =====               ======
Senior Debt Financing Fees (2)            1.4
Advisory Fees (3)                         4.1
                                       ------
   Total Uses of Funds                 $275.7
                                       ======

--------------------------------------------------------------------------------------------------------------
Cash Flow Analysis
--------------------------------------------------------------------------------------------------------------
                                                                      Fiscal Years Ending October,
                                              Pro Forma   ----------------------------------------------------
                                                2005        2006       2007       2008       2009       2010
                                              ---------   --------   --------   --------   --------   --------
Net Sales (4)                                 $ 1,215.5   $1,224.0   $1,257.3   $1,327.5   $1,360.7   $1,394.7
EBITDA (4)                                         44.3       47.3       48.3       52.5       53.1       51.6
Depreciation of capital leases                                 6.6        6.7        7.3        7.3        7.3
Depreciation and non-cash items                    23.7       17.9       18.4       19.4       19.9       19.9
                                              ---------   --------   --------   --------   --------   --------
EBITA (4)                                          20.6       22.8       23.2       25.8       25.8       24.3
Amortization of Intangibles Assets and Fin.
   Fees                                             1.6        1.6        1.6        1.6        1.6        1.6
                                              ---------   --------   --------   --------   --------   --------
   EBIT                                            19.0       21.2       21.7       24.2       24.2       22.8

Less: Interest Expense
   Revolver                                         2.9        2.9        2.7        2.6        2.2        1.4
   Term A/B Loan                                    7.1        7.1        6.1        5.1        3.8        2.0
   Rolled Capital Leases                           14.3       14.3       14.7       15.7       16.2       15.9
                                              ---------   --------   --------   --------   --------   --------
Total Interest Expense                             24.3       24.3       23.5       23.3       22.1       19.3
                                              ---------   --------   --------   --------   --------   --------

Pre-Tax Profit                                     (5.2)      (3.1)      (1.8)       0.9        2.1        3.4
Cash Income Taxes @ 40.0% (5)                       0.0        0.0        0.0        0.9        1.4        1.9
                                              ---------   --------   --------   --------   --------   --------
Net Income                                         (5.2)      (3.1)      (1.8)       0.0        0.8        1.5

   +Depreciation and Amortization                  25.3       26.1       26.7       28.3       28.8       28.8
   -Capital Expenditures                            3.9        8.2       11.4       12.0        2.9        2.9
   -Working Capital Requirements                    4.4        2.9        1.5        4.8        2.9        0.8
                                              ---------   --------   --------   --------   --------   --------
Free Cash Flow Prior to Debt Repayment        $    11.7   $   11.9   $   12.0   $   11.5   $   23.8   $   26.7
   -Mandatory Debt Repayment                        7.3        7.3        7.3        7.3        7.3        7.3
   -Paydown of Principal for Capital Lease
      Obligations                                              2.0        1.7        1.8        2.4        2.9
                                              ---------   --------   --------   --------   --------   --------
Excess Free Cash Flow After Mandatory Debt
   Repayment                                  $     4.4   $    2.6   $    2.9   $    2.3   $   14.2   $   16.5

50% of Excess Free Cash Flow                  $     2.2   $    1.3   $    1.5   $    1.2   $    7.1   $    8.2

Total Term Loan Repayment                     $     9.5   $    8.6   $    8.8   $    8.5   $   14.4   $   15.5

Cash Flow Available for Non-Mandatory Debt
   Repayment                                              $    1.3   $    1.5   $    1.2   $    7.1   $    8.2
                                                          --------   --------   --------   --------   --------
Cash Flow Available After Debt Repayment                  $    0.0   $    0.0   $    0.0   $    0.0   $    0.0

   Increase in Capital Leases                                  2.9        8.9       14.2        0.0        0.0

--------------------------------------------------------------------------------------------------------------
Coverages & Debt Amortization
--------------------------------------------------------------------------------------------------------------
                                                                      Fiscal Years Ending October,
                                              Pro Forma   ----------------------------------------------------
                                                 2005       2006       2007       2008       2009       2010
                                              ---------   --------   --------   --------   --------   --------
EBITA Interest Coverage                             0.8x       0.9x       1.0x       1.1x       1.2x       1.3x
EBITDA Interest Coverage                            1.8x       2.0x       2.1x       2.2x       2.4x       2.7x
Cumulative Total Debt Repaid                        N/A        3.8%       5.1%       3.9%      14.0%      25.2%
Cumulative Senior Term Debt Repaid                  N/A       13.2%      26.7%      39.8%      61.9%      85.8%
EBITDA                                        $    44.3   $   47.3   $   48.3   $   52.5   $   53.1   $   51.6
Senior Debt/EBITDA                                  2.1x       1.8x       1.5x       1.2x       0.8x       0.4x
Total Debt/EBITDA                                   5.4x       4.8x       4.7x       4.3x       3.8x       3.4x
Total Debt/Total Capitalization                    86.0%      86.6%      87.0%      87.2%      85.6%      83.2%

--------------------------------------------------------------------------------------------------------------
Capitalization
--------------------------------------------------------------------------------------------------------------
                                                                      Fiscal Years Ending October,
                                                  At      ----------------------------------------------------
                                               Closing      2006       2007       2008       2009       2010
                                              ---------   --------   --------   --------   --------   --------
Revolver                                      $    30.0   $   28.7   $   27.2   $   26.1   $   19.0   $   10.7
Term A/B Loan                                      65.0       56.4       47.6       39.2       24.8        9.2
Capital Leases                                    142.2      143.1      150.3      162.7      160.3      157.4
Equity                                             38.5       35.4       33.6       33.6       34.4       35.9
                                              ---------   --------   --------   --------   --------   --------
   Total Capitalization                       $   275.7   $  263.6   $  258.8   $  261.5   $  238.5   $  213.3
                                              =========   ========   ========   ========   ========   ========
Cash Balance                                  $     0.0   $    0.0   $    0.0   $    0.0   $    0.0   $    0.0

-----------------------------------------------------------------------------
Return Calculation
-----------------------------------------------------------------------------

                                                  2010 EBITDA Exit Multiple
                                              -------------------------------
                                                 5.5x       6.0x       6.5x
                                              ---------   --------   --------

Equity IRR                                      20.0%       25.3%      29.9%

-----------------------------------------------------------------------------
Purchase Price Multiple Analysis (6)
-----------------------------------------------------------------------------
                                                 2005       2006       2007
                                              ---------   --------   --------
Net Sales                                       0.22 x     0.22 x     0.21 x
EBITDA                                           6.1 x      5.7 x      5.6 x
EBITA                                           13.1 x     11.9 x     11.6 x

---------------------------------------------------------------------------------------------------
Intangible Asset Amortization Calculation
---------------------------------------------------------------------------------------------------
Purchase Price of Equity                                                        $   65.6
Less: Book Value (1)                                                                42.9
Plus: Existing intangibles (1)                                                       3.0
   Excess of Purchase Price over Tangible Book Value                            $   25.7

Amortization Expense (Book)                                                      Years     Annually
---------------------------                                                     --------   --------
Allocation % to Identifiable Intangibles                      35.0%  $    9.0       7      $    1.3
Financing Fees (See below for amortization periods)                       1.4                   0.3
   Total                                                             $   10.4              $    1.6

Non-Amortizable
---------------
Allocation % to Goodwill                                      65.0%  $   16.7
Advisory Fees                                                             4.1

Amortizable for Tax Purposes (5)                                                 Years     Annually
--------------------------------                                                --------   --------
Intangible Assets - Goodwill                                         $    0.0      15      $    0.0
Financing Fees (See below for amortization periods)                       1.4                   0.3
   Total                                                             $    1.4              $    0.3

Intangibles Deductible For Tax Purposes?             No

--------------------------------------------------------------------------------
Acquisition Fees
--------------------------------------------------------------------------------

% Advisory Fees (Buyer's Inv. Banking, Legal, etc.)                       1.5%
$ Advisory Fee                                                           $4.1

Senior Term Debt Fee %                                 1.5%
Deferred Senior Debt Fee $                            $1.4
Amortization Period                                      5
Annual Amortization                                   $0.3

--------------------------------------------------------------------------------
Notes
--------------------------------------------------------------------------------
(1) Based on most recent data provided by management.

(2) Represents fees of 1.5% on senior debt.

(3) Represents buyer's advisory fees of 1.5% of Enterprise Value.

(4) 2005 through 2010 provided by Management. EBITDA excludes $692k of public company expenses in all periods.

(5) Goodwill not deductible for tax purposes.

(6) Purchase price excludes any transaction costs.

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             38

================================================================================

[GRAPHIC]

--------------------------------------------------------------------------------
Current Debt Calculation
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]

Current Debt Calculation

Current Debt Calculation
================================================================================

Date         Liability                                         Amount
-----------------------------------------------------------------------------
12/24/2005   Capitalized Leases                                $ 142,191,377
12/24/2005   Wakefern Debt                                         4,054,942
12/24/2005   Equipment Loans                                       4,414,828
  1/1/2006   Term Loan                                             8,750,000
  1/1/2006   Capex Loan                                           16,677,860
  1/4/2006   Revolver                                             28,500,000
                                                               -------------
                Total                                          $ 204,589,007

             Less Excess Cash                                              0

             Net Debt                                          $ 204,589,007

10/29/2005   Underfunded Pension Liability                         2,802,000
                                                               -------------
             Adj Net Debt                                      $ 207,391,007
                                                               -------------

--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]                                             39

================================================================================

[GRAPHIC]

--------------------------------------------------------------------------------
Fairness Opinion Letter
--------------------------------------------------------------------------------
[LOGO WILLIAM BLAIR & COMPANY(R)]